                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                             Nuveen Investment Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: June 30
                                               -------

                      Date of reporting period: December 31, 2004
                                                -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Value and Balanced Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated December
                                               31, 2004
                                             -----------------------------------

For investors seeking long-term growth potential.

[PHOTO]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger
Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I would also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  The Nuveen NWQ Multi-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about the Fund's performance during the six-month reporting period that ended December 31, 2004.

--------------------------------------------------------------------------------


How did the Fund perform during the six months ended December 31, 2004?

We are very pleased to have generated strongly positive results for our clients for the six month period ended December 31, 2004. The Fund's results (Class A shares), as well as the performance of several appropriate benchmarks (Russell 3000 Value Index, S&P 500 Index and Lipper Multi-Cap Value Funds Index), are available in the table on page three.

What was your strategy in managing the Fund during the reporting period?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on trying to identify attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

What were some of the stocks that most helped the Fund's performance?

A combination of a bullish stock environment, favorable stock selection, and our opportunistic investment approach contributred to our strong performance over the past six months. Our energy investments had a very favorable impact on performance as high oil and gas prices contributed to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Our notable holdings in the sector include Noble Energy, Transocean, and ConocoPhillips, which we eliminated from the portfolio in November due to valuation concerns. International Steel Group and Korean-based POSCO, two positions added to the portfolio during the period, also appreciated sharply due to their compelling valuations and the attractive fundamentals of the global steel industry. Additional catalysts for the rise in these stocks include Mittal Steel Company's takeover offer for International Steel Group, and POSCO's agreement to supply steel to Japanese automakers, marking the first time Japanese automakers were forced to import steel from Korea due to domestic shortages.

Compelling valuations and a Republican victory in the election contributed to the strong rise in managed care stocks, including an increase in the shares of portfolio holding Aetna. Specifically, fundamentals at Aetna continue their steady improvement as the company has recently witnessed organic enrollment growth, stable medical cost trends, greater earnings leverage, and a significant capacity for share repurchase given their hearty cash position. Our tobacco stocks of Altria Group and Loews Corp. rose as valuations became much more attractive due to favorable litigation developments in two of the major cases against the industry (Department of Justice and Engel). The stocks were also bolstered by the formal acknowledgement by Altria Group that it will seek to separate its businesses in order to increase shareholder value. Altria Group and Loews both

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares -
Total Returns as of 12/31/04
--------------------------------------------------------------------------------

                                                    Average Annual
                                                -----------------------
                                                                Since
                                     Cumulative               Inception
                                      6-month   1-Year 5-Year (11/4/97)
                                     ----------------------------------
         Nuveen NWQ Multi-Cap
           Value Fund
          A Shares at NAV                10.68% 21.91% 14.02%    13.44%
          A Shares at Offer               4.33% 14.89% 12.68%    12.51%
         Lipper Multi-Cap Value
           Funds Index/1/                 9.86% 14.91%  6.90%     6.95%
         Russell 3000 Value Index/2/     12.19% 16.94%  6.10%     7.56%
         S&P 500 Index/3/                 7.19% 10.88% -2.30%     4.96%
         --------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For performance current to the most recent month end, visit www.nuveen.com or call (800) 257-8787.

posted double-digit gains for the period. Similarly, shares of Liberty Media gained as investors speculated the company is taking affirmative steps to restructure the ownership structure of its assets. Liberty has ownership stakes in many media companies, including The Discovery Channel, News Corp., QVC, and Starz Encore. Management may be looking to sell, spin-off, or swap assets in order to increase shareholder value.

In the technology sector, our recent purchase of Freescale Semiconductor gained as Motorola completed its tax-free spin-off of the company, while the robust performance of Comverse Technology reflects the company's healthy fundamentals, solid order backlog, and well-established position to capitalize on the strong growth of cellular data traffic and messaging services. Our investment in telecommunication company Sprint Corp. outperformed, reflecting the company's improving fundamentals and unexpected merger announcement with Nextel Communications. The combined companies will form the nation's third largest wireless provider and give Sprint access to Nextel's highly lucrative business customers. Finally, our position in Toys "R" Us appreciated as the company seeks to sell its global toy business and focus on its faster-growing and more profitable Babies "R" Us chain.

Which of your investments hurt overall Fund performance during the reporting period?

Our position in insurance-broker Aon Corp. declined due to an investigation of the insurance industry by New York's Attorney General Eliot Spitzer. Under scrutiny is the practice of contingent commissions, compensating brokers for steering business to certain insurance providers, and bid rigging. Although there is no evidence that Aon Corp. colluded with insurance providers to set bid prices (i.e. bid-rigging), the company did accept contingent commissions which were


--------------------------------------------------------------------------------

1The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 12/31/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 3000 Value Index measures the performance of those Russell 3000
 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                           Semiannual Report  Page 3
disclosed to its clients. Implications from the probe at this point include the elimination of contingent commissions. Our investment in insurance provider Hartford Financial Services also declined significantly on the news, but recovered to post a slight gain for the period as it became apparent the investigation would have minimal impact on their operating results. Shares of auto parts supplier Delphi Corp. also declined as rising commodity prices and lower production volumes resulted in disappointing operating results, and our paper stocks of Packaging Corp of America and Sappi Ltd. underperformed due to seasonal weakness, higher energy costs, and reduced volumes caused by the recent hurricanes. The underlying fundamentals of the containerboard industry remain healthy, however. Our semiconductor- related holdings of Agilent Technologies and Mattson Technology fell sharply early in the period due to inventory issues in the semiconductor industry. Inventory levels had become bloated due to optimistic sales forecasts which failed to materialize. The stocks began to recover in November, however, as valuations became more compelling and industry conditions showed signs of stabilization. Also in the technology sector, shares of SonicWall declined in value as the company faces increased competition and pricing pressures in its core Internet security software business. The company has a strong cash position that has provided some downside protection and management has announced that it will buy back its stock to increase shareholder value, a strategy we have strongly encouraged them to pursue.


                           Semiannual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04                  Nuveen NWQ Multi-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.32   $20.17   $20.17   $20.25
               --------------------------------------------------
               Inception Date 12/09/02 12/09/02 12/09/02 11/04/97
               --------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/04

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                21.91%     14.89%
                        -------------------------------------------
                        5-Year                14.02%     12.68%
                        -------------------------------------------
                        Since Inception       13.44%     12.51%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                21.01%     17.01%
                        -------------------------------------------
                        5-Year                13.19%     13.07%
                        -------------------------------------------
                        Since Inception       12.60%     12.60%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                20.94%
                        -------------------------------------------
                        5-Year                13.19%
                        -------------------------------------------
                        Since Inception       12.60%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                22.20%
                        -------------------------------------------
                        5-Year                14.33%
                        -------------------------------------------
                        Since Inception       13.74%
                        -------------------------------------------

                  Top Five Stock Holdings/1/
                  Computer Associates International, Inc. 5.1%
                  --------------------------------------------
                  IndyMac Bancorp, Inc.                   4.2%
                  --------------------------------------------
                  Countrywide Financial Corporation       3.9%
                  --------------------------------------------
                  Noble Energy, Inc.                      3.7%
                  --------------------------------------------
                  Kerr-McGee Corporation                  3.4%
                  --------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  89.9%
Repurchase Agreements     10.1%

               Portfolio Statistics
               Net Assets ($000)                         $271,503
               --------------------------------------------------
               Average Market Capitalization (Stocks) $21 billion
               --------------------------------------------------
               Number of Stocks                                48
               --------------------------------------------------
               Expense Ratio/2/                             1.32%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the six months ended December
 31, 2004.

                          Semiannual Report l Page 5

  Fund Spotlight as of 12/31/04                  Nuveen NWQ Multi-Cap Value Fund

================================================================================


Portfolio Diversification/1/
Financials             32.2%
----------------------------
Information Technology 13.4%
----------------------------
Energy                 10.4%
----------------------------
Materials              10.0%
----------------------------
Industrials             8.7%
----------------------------
Consumer Discretionary  6.7%
----------------------------
Consumer Staples        4.5%
----------------------------
Repurchase Agreements  10.1%
----------------------------
Other Sectors           4.0%
----------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------
                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)   $1,106.80 $1,102.60 $1,102.60 $1,107.80   $1,018.55 $1,014.82 $1,014.82 $1,019.81
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.01 $   10.92 $   10.92 $    5.68   $    6.72 $   10.46 $   10.46 $    5.45
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.06%, 2.06% and 1.07% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 6

  Portfolio Managers' Comments

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
  (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management (NAM). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the key portfolio management strategies and the performance of these three Funds for the six-month reporting period ended December 31, 2004.

--------------------------------------------------------------------------------


How did the Funds perform during the six month period ended December 31, 2004?

The table on the next page provides performance information for the three Funds (Class A shares) for the six month period ended December 31, 2004. The table also compares the Funds' performance to appropriate benchmarks.

All three Funds enjoyed positive returns during the past six months. The Nuveen Large-Cap Value Fund outperformed the broad stock market, as measured by the Standard & Poor's 500 Index (S&P 500). The Fund benefited from its value-oriented management strategy, while the S&P 500, which includes growth stocks, lagged by comparison. At the same time, all three Funds were hampered by their large-cap orientation in an environment more conducive to small-cap outperformance. Both the Russell 1000 Value Index and the Funds' peer groups benefited from their larger weightings in smaller-cap stocks.

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of December 31, 2004, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both financial statement and tax purposes.

What was your approach to managing the equity portion of the Funds?

Our overall management strategy remained consistent. We continued to seek to invest in large-cap companies with strong cash flows, market share, management teams, and profitability. We also favored income-paying stocks with growing earnings and dividends.

Although we continued to apply our bottom-up investment approach, meaning we select stocks for the portfolios one-by-one based on their individual merits, we added a variety of companies that we believed would benefit from several broad trends. First, we owned a number of energy stocks, including ConocoPhillips, ExxonMobil, Occidental Petroleum, Halliburton, and Marathon Oil, which we believed were likely to benefit as energy prices remained well above their historic averages.

A second theme was to look for high-quality stocks that could benefit from the growing worldwide demand for agricultural products, especially in rapidly urbanizing China and India, both of which have limited arable land and enormous populations to feed. We were attracted to companies that we believed could meet the growing need for foodstuffs, such as Archer-Daniels-Midland, one of

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 7

Class A Shares
Total Returns as of 12/31/04
--------------------------------------------------------------------------------

                                                    Average Annual
                                                -----------------------
                                                                Since
                                     Cumulative               inception
                                      6-Month   1-Year 5-Year (8/7/96)
                                     ----------------------------------
         Nuveen Large-Cap Value
           Fund
          A Shares at NAV                 8.09% 11.03%  2.35%     7.57%
          A Shares at Offer               1.86%  4.64%  1.14%     6.82%
         Lipper Large-Cap Value
           Funds Index/1/                 8.22% 11.93%  4.70%     8.90%
         Russell 1000 Value Index/2/     12.08% 16.49%  5.27%    11.52%
         S&P 500 Index/3/                 7.19% 10.88% -2.30%     9.73%
         --------------------------------------------------------------

         Nuveen Balanced
           Municipal and Stock
           Index
          A Shares at NAV                 5.55%  6.26%  2.36%     5.72%
          A Shares at Offer              -0.52%  0.16%  1.15%     4.98%
         Lipper Balanced Funds
           Index/4/                       6.59%  7.93%  2.01%     7.33%
         Lehman Brothers 10-Year
           Municipal Bond Index/5/        5.00%  4.15%  7.04%     6.44%
         S&P 500 Index/3/                 7.19% 10.88% -2.30%     9.73%
         --------------------------------------------------------------

         Nuveen Balanced Stock
           and Bond Fund
          A Shares at NAV                 5.89%  7.59%  3.76%     7.79%
          A Shares at Offer              -0.21%  1.40%  2.54%     7.04%
         Lipper Balanced Funds
           Index/4/                       6.59%  7.93%  2.01%     7.33%
         Lehman Brothers
           Intermediate Treasury
           Index/6/                       2.48%  2.33%  6.57%     6.37%
         S&P 500 Index/3/                 7.19% 10.88% -2.30%     9.73%
         --------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For performance current to the most recent month-end, visit www.nuveen.com or call (800) 257-8787.
the world's largest processors of food products, and Deere & Company, a leading manufacturer of farm equipment.

What stocks contributed the most to performance during the past six months?

The largest positive contribution to returns came from food and tobacco giant Altria Group (formerly Philip Morris), which was making progress in resolving its smoking-related litigation. The company also benefited as investors anticipated a spin-off of Altria's Kraft Foods subsidiary. Also helping performance was Archer-Daniels-Midland, which, as we suggested, benefited from growing worldwide demand for food products. A third strong performer was Bank of America, the portfolios' second largest equity holding as of December 31, 2004. Along with other financial stocks, Bank of America continued to benefit from historically low interest rates. The company also has generated significant cost savings following its March 2004 merger with FleetBoston Financial, a combination that many investors questioned at the time.

--------------------------------------------------------------------------------

1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended December 31, 2004. The since inception data for the index represents returns for the period 8/31/96 - 12/31/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Balanced Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended December 31, 2004. The since inception data for the index represents returns for the period 8/31/96 - 12/31/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.


                           Semiannual Report  Page 8

What stocks were disappointments?

The weakest performer during the past six months was Pfizer, the world's largest drugmaker. Pfizer was hurt after competitor Merck announced its Vioxx pain-management drug carried cardiovascular risks. In December Pfizer announced that many of the same risks applied to its own product, Celebrex. When the reporting period ended, we were in the process of liquidating our position in Pfizer. Another laggard was Clear Channel Communications. Through acquisitions, Clear Channel Communications has developed into the nation's preeminent network of radio stations and has strong competitive positions in every major market. Nevertheless, the radio advertising environment showed no signs of recovery during the reporting period. After the reporting period ended we sold our entire position in Clear Channel Communications.

How did you manage the municipal portion of the Nuveen Balanced Municipal and Stock Fund?

During the third quarter and, to a lesser extent, the fourth quarter, we modestly increased the municipal portfolio's duration. We employed this approach for two reasons. First, we sought to maintain a competitive dividend for our shareholders. Second, we wanted to reduce the Fund's exposure to municipal bonds with short maturities, which were hurt the most by the Fed's series of rate hikes.

A second strategy was to reduce the Fund's exposure to lower-investment-grade bonds, which have performed very well in recent years. Taking profits, we sold some of our BBB-rated holdings and moved the proceeds into AAA-rated and AA-rated securities, which we believed offered less credit risk and better future value potential. We also favored bonds with maturities of approximately 15 to 20 years, the part of the yield curve that we believed continued to offer the most value. At period end, 56% of the portfolio was allocated to municipal bonds, modestly above the 53% allocation six months earlier.

How did you manage the Treasury portion of the Nuveen Balanced Stock and Bond Fund?

The Treasury portion of the portfolio was managed conservatively throughout the period. Compared to the Fund's benchmarks, we kept the portfolio's duration relatively short, consistent with our expectation that the Federal Reserve could continue to raise interest rates.


                           Semiannual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04                      Nuveen Large-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.02   $24.60   $24.57   $25.07
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/04

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                11.03%      4.64%
                        -------------------------------------------
                        5-Year                 2.35%      1.14%
                        -------------------------------------------
                        Since Inception        8.96%      8.19%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                10.15%      6.15%
                        -------------------------------------------
                        5-Year                 1.58%      1.40%
                        -------------------------------------------
                        Since Inception        8.20%      8.20%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                10.21%
                        -------------------------------------------
                        5-Year                 1.59%
                        -------------------------------------------
                        Since Inception        8.14%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                11.26%
                        -------------------------------------------
                        5-Year                 2.61%
                        -------------------------------------------
                        Since Inception        9.25%
                        -------------------------------------------

                        Top Five Stock Holdings/1/
                        Citigroup Inc.              5.1%
                        --------------------------------
                        Bank of America Corporation 4.7%
                        --------------------------------
                        JPMorgan Chase & Co.        3.8%
                        --------------------------------
                        Wells Fargo & Company       3.5%
                        --------------------------------
                        Cendant Corporation         3.4%
                        --------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  99.2%
Repurchase Agreements      0.8%

               Portfolio Statistics
               Net Assets ($000)                         $548,982
               --------------------------------------------------
               Average Market Capitalization (Stocks) $96 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Expense Ratio/2/                             1.33%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the six months ended December
 31, 2004.

                          Semiannual Report l Page 10

  Fund Spotlight as of 12/31/04                      Nuveen Large-Cap Value Fund

================================================================================


Portfolio Diversification/1/
Financials             23.3%
----------------------------
Consumer Discretionary 16.9%
----------------------------
Industrials            14.8%
----------------------------
Energy                 11.7%
----------------------------
Healthcare              9.4%
----------------------------
Information Technology  6.7%
----------------------------
Consumer Staples        6.5%
----------------------------
Utilities               4.2%
----------------------------
Repurchase Agreements   0.8%
----------------------------
Other Sectors           5.7%
----------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------
                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)   $1,080.90 $1,076.50 $1,076.60 $1,081.80   $1,018.50 $1,014.72 $1,014.72 $1,019.76
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.98 $   10.89 $   10.89 $    5.67   $    6.77 $   10.56 $   10.56 $    5.50
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.08%, 2.08% and 1.08% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04         Nuveen Balanced Municipal and Stock Fund

================================================================================

             Quick Facts
                                A Shares B Shares C Shares R Shares
             ------------------------------------------------------
             NAV                  $22.73   $23.96   $23.94   $22.28
             ------------------------------------------------------
             Latest Dividend/1/  $0.0360  $0.0230  $0.0230  $0.0395
             ------------------------------------------------------
             Inception Date      8/07/96  8/07/96  8/07/96  8/07/96
             ------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/04

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                 6.26%      0.16%
                        -------------------------------------------
                        5-Year                 2.36%      1.15%
                        -------------------------------------------
                        Since Inception        5.72%      4.98%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                 5.44%      1.44%
                        -------------------------------------------
                        5-Year                 1.59%      1.41%
                        -------------------------------------------
                        Since Inception        4.98%      4.98%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                 5.44%
                        -------------------------------------------
                        5-Year                 1.59%
                        -------------------------------------------
                        Since Inception        4.93%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                 6.54%
                        -------------------------------------------
                        5-Year                 2.61%
                        -------------------------------------------
                        Since Inception        5.99%
                        -------------------------------------------

                           Bond Credit Quality/2/
                           AAA/U.S. Guaranteed 48.8%
                           -------------------------
                           AA                  21.8%
                           -------------------------
                           A                    3.4%
                           -------------------------
                           BBB                 23.8%
                           -------------------------
                           BB or Lower          2.2%
                           -------------------------

                        Top Five Stock Holdings/3/
                        Citigroup Inc.              2.2%
                        --------------------------------
                        Bank of America Corporation 2.0%
                        --------------------------------
                        JPMorgan Chase & Co.        1.7%
                        --------------------------------
                        Wells Fargo & Company       1.6%
                        --------------------------------
                        Cendant Corporation         1.5%
                        --------------------------------

                         Yields/5/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  2.28% 2.15%
                         -----------------------------
                         Distribution Rate 1.90% 1.79%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.52%
                         -----------------------------
                         Distribution Rate 1.15%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.53%
                         -----------------------------
                         Distribution Rate 1.15%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  2.55%
                         -----------------------------
                         Distribution Rate 2.13%
                         -----------------------------

Portfolio Allocation/3/

                                    [CHART]

Equities          44.4%
Municipal Bonds   55.6%

               Portfolio Statistics
               Net Assets ($000)                          $84,347
               --------------------------------------------------
               Average Market Capitalization (Stocks) $97 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Average Duration (Bonds)                      3.58
               --------------------------------------------------
               Expense Ratio/4/                             1.24%
               --------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 27, 2004. This is the latest monthly tax-exempt dividend declared during the period ended December 31, 2004. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total municipal bond holdings as of December 31, 2004.
 Holdings are subject to change.
3As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
4Class A shares after credit/reimbursement for the six months ended December
 31, 2004.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                          Semiannual Report l Page 12

  Fund Spotlight as of 12/31/04         Nuveen Balanced Municipal and Stock Fund

================================================================================


Sectors/1/
Equities:
Financials                        10.4%
---------------------------------------
Consumer Discretionary             7.7%
---------------------------------------
Industrials                        6.6%
---------------------------------------
Energy                             5.2%
---------------------------------------
Healthcare                         4.2%
---------------------------------------
Information Technology             3.0%
---------------------------------------
Consumer Staples                   2.9%
---------------------------------------
Utilities                          1.8%
---------------------------------------
Telecommunication Services         1.4%
---------------------------------------
Materials                          1.2%
---------------------------------------
Municipal Bonds:
Tax Obligation/Limited            11.0%
---------------------------------------
Education and Civic Organizations  8.3%
---------------------------------------
Transportation                     6.9%
---------------------------------------
Healthcare                         6.7%
---------------------------------------
U.S. Guaranteed                    6.1%
---------------------------------------
Tax Obligation/General             4.0%
---------------------------------------
Utilities                          3.6%
---------------------------------------
Housing/Multifamily                3.0%
---------------------------------------
Long-Term Care                     2.6%
---------------------------------------
Consumer Staples                   1.8%
---------------------------------------
Housing/Single Family              1.6%
---------------------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------
                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)   $1,055.50 $1,051.10 $1,051.60 $1,056.50   $1,018.95 $1,015.17 $1,015.17 $1,020.21
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.42 $   10.29 $   10.29 $    5.13   $    6.31 $   10.11 $   10.11 $    5.04
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.24%, 1.99%, 1.99% and .99% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04              Nuveen Balanced Stock and Bond Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.66   $25.66   $25.68   $25.66
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 12/31/04

                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                 7.59%      1.40%
                        -------------------------------------------
                        5-Year                 3.76%      2.54%
                        -------------------------------------------
                        Since Inception        7.79%      7.04%
                        -------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                 6.80%      2.80%
                        -------------------------------------------
                        5-Year                 2.99%      2.81%
                        -------------------------------------------
                        Since Inception        7.03%      7.03%
                        -------------------------------------------

                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                 6.83%
                        -------------------------------------------
                        5-Year                 3.00%
                        -------------------------------------------
                        Since Inception        7.01%
                        -------------------------------------------

                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                 7.85%
                        -------------------------------------------
                        5-Year                 4.02%
                        -------------------------------------------
                        Since Inception        8.06%
                        -------------------------------------------

                        Top Five Stock Holdings/1/
                        Citigroup Inc.              3.0%
                        --------------------------------
                        Bank of America Corporation 2.9%
                        --------------------------------
                        JPMorgan Chase & Co.        2.3%
                        --------------------------------
                        Wells Fargo & Company       2.1%
                        --------------------------------
                        Cendant Corporation         2.1%
                        --------------------------------

                         Yields/3/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  1.53% 1.44%
                         -----------------------------
                         Distribution Rate 3.08% 2.90%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  0.79%
                         -----------------------------
                         Distribution Rate 2.34%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  0.79%
                         -----------------------------
                         Distribution Rate 2.34%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.78%
                         -----------------------------
                         Distribution Rate 3.32%
                         -----------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                                60.3%
U.S. Government and Agency Obligations  36.4%
Repurchase Agreements                    3.3%

               Portfolio Statistics
               Net Assets ($000)                          $64,845
               --------------------------------------------------
               Average Market Capitalization (Stocks) $97 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Average Duration (Bonds)                      4.05
               --------------------------------------------------
               Expense Ratio/2/                             1.25%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the six months ended December
 31, 2004.
3Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                          Semiannual Report l Page 14

  Fund Spotlight as of 12/31/04              Nuveen Balanced Stock and Bond Fund

================================================================================


Sectors/1/
Financials                             14.1%
--------------------------------------------
Consumer Discretionary                 10.5%
--------------------------------------------
Industrials                             9.0%
--------------------------------------------
Energy                                  7.1%
--------------------------------------------
Healthcare                              5.7%
--------------------------------------------
Information Technology                  4.1%
--------------------------------------------
Consumer Staples                        3.9%
--------------------------------------------
U.S. Government and Agency Obligations 36.4%
--------------------------------------------
Repurchase Agreements                   3.3%
--------------------------------------------
Other Sectors                           5.9%
--------------------------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------
                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (7/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)   $1,058.90 $1,055.00 $1,055.00 $1,060.20   $1,018.90 $1,015.12 $1,015.12 $1,020.16
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.49 $   10.36 $   10.36 $    5.19   $    6.36 $   10.16 $   10.16 $    5.09
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.00%, 2.00% and 1.00% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 15

Portfolio of Investments (Unaudited)
NUVEEN NWQ MULTI-CAP VALUE FUND
December 31, 2004

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 91.6%

        Consumer Discretionary - 6.9%

200,000 Delphi Corporation                                           $ 1,804,000

351,032 Liberty Media Corporation - Class A #                          3,854,331

246,700 Toys "R" Us, Inc. #                                            5,049,949

218,500 Viacom Inc. - Class B                                          7,951,215
--------------------------------------------------------------------------------
        Consumer Staples - 4.6%

155,000 Albertson's, Inc.                                              3,701,400

144,700 Altria Group, Inc.                                             8,841,170
--------------------------------------------------------------------------------
        Energy - 10.6%

163,700 Kerr-McGee Corporation                                         9,460,223

131,000 Nexen, Inc.                                                    5,325,150

166,800 Noble Energy, Inc.                                            10,284,888

 86,600 Transocean Inc. #                                              3,670,974
--------------------------------------------------------------------------------
        Financials - 32.7%

106,000 American Home Mortgage Investment Corp.                        3,630,500

276,000 Americredit Corp. #                                            6,748,200

282,000 Aon Corporation                                                6,728,520

 71,710 Bank of America Corporation                                    3,369,653

290,200 Countrywide Financial Corporation                             10,740,302

126,100 Fannie Mae                                                     8,979,581

 90,000 Felcor Lodging Trust, Inc. #                                   1,318,500

261,870 Friedman, Billings, Ramsey Group, Inc. - Class A               5,077,659

 88,800 The Hartford Financial Services Group, Inc.                    6,154,728

350,000 HomeBanc Corporation                                           3,388,000

335,000 IndyMac Bancorp, Inc.                                         11,540,750

103,000 JPMorgan Chase & Co.                                           4,018,030

 27,400 Loews Corporation                                              1,926,220

128,000 MFA Mortgage Investments, Inc.                                 1,128,960

 43,000 MGIC Investment Corporation                                    2,963,130

 61,000 PMA Capital Corporation - Class A #                              631,350

141,000 Radian Group Inc.                                              7,506,840

 60,000 Wachovia Corporation                                           3,156,000
--------------------------------------------------------------------------------
        Healthcare - 2.7%

 58,500 Aetna Inc.                                                     7,297,875
--------------------------------------------------------------------------------

        Industrials - 8.8%

 41,500 Ingersoll-Rand Company - Class A                               3,332,450

110,200 Lockheed Martin Corporation                                    6,121,610

132,000 Northrop Grumman Corporation                                   7,175,520

110,000 Raytheon Company                                               4,271,300

 89,000 York International Corporation                                 3,074,060

----
16

                                                                             Market
   Shares Description                                                         Value
-----------------------------------------------------------------------------------
          Information Technology - 13.7%

  322,700 Agilent Technologies, Inc. #                                 $  7,777,070

  450,800 Computer Associates International, Inc.                        14,001,848

   89,000 Comverse Technology, Inc. #                                     2,176,050

  254,900 Freescale Semiconductor, Inc. #                                 4,542,318

  226,500 Mattson Technology, Inc. #                                      2,550,390

1,281,000 Quantum Corporation #                                           3,356,220

  425,000 SonicWALL, Inc. #                                               2,686,000
-----------------------------------------------------------------------------------
          Materials - 10.2%

  310,000 Barrick Gold Corporation                                        7,508,200

  123,500 Bowater Incorporated                                            5,430,295

  104,300 International Steel Group, Inc. #                               4,230,409

   62,000 POSCO - ADR                                                     2,760,860

  170,000 Packaging Corp of America                                       4,003,500

  258,700 Sappi Limited - Sponsored ADR                                   3,751,150
-----------------------------------------------------------------------------------
          Telecommunication Services - 1.4%

  150,000 Sprint Corporation                                              3,727,500
-----------------------------------------------------------------------------------
          Total Common Stocks (cost $207,886,774)                       248,724,848
          ------------------------------------------------------------------------

   Principal                                                                     Market
Amount (000) Description                                                          Value
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 10.3%

     $ 3,848 State Street Bank, 1.000%, dated 12/31/04, due 1/03/05,          3,848,613
              repurchase price $3,848,934, collateralized by $3,055,000
              U.S. Treasury Bonds, 7.500%, due 11/15/16, value $3,927,105

      24,000 State Street Bank, 1.000%, dated 12/31/04, due 1/03/05,         24,000,000
              repurchase price $24,002,000, collateralized by
              $16,665,000 U.S. Treasury Bonds, 8.875%, due 2/15/19,
              value $24,481,935
---------------------------------------------------------------------------------------
------------
             Total Repurchase Agreements (cost $27,848,613)                  27,848,613
             --------------------------------------------------------------------------
             Total Investments (cost $235,735,387) - 101.9%                 276,573,461
             --------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.9)%                         (5,070,811)
             --------------------------------------------------------------------------
             Net Assets - 100%                                            $ 271,502,650
             --------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments (Unaudited)
NUVEEN LARGE-CAP VALUE FUND
December 31, 2004

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 99.1%

        Consumer Discretionary - 16.9%

365,250 Clear Channel Communications, Inc.                           $12,232,223

518,489 Comcast Corporation - Class A #                               17,255,314

157,900 Dillard's Inc. - Class A                                       4,242,773

513,132 Koninklijke (Royal) Philips Electronics N.V.                  13,597,998

180,850 Lowe's Companies, Inc.                                        10,415,152

148,100 Masco Corporation                                              5,410,093

266,300 McDonald's Corporation                                         8,537,578

372,500 News Corporation - Class A                                     6,950,850

201,850 R.R. Donnelley & Sons Company                                  7,123,287

200,900 Staples, Inc.                                                  6,772,339
--------------------------------------------------------------------------------
        Consumer Staples - 6.5%

261,450 Altria Group, Inc.                                            15,974,595

503,750 Archer-Daniels-Midland Company                                11,238,663

164,250 PepsiCo, Inc.                                                  8,573,850
--------------------------------------------------------------------------------
        Energy - 11.7%

180,584 ConocoPhillips                                                15,680,109

355,050 Exxon Mobil Corporation                                       18,199,863

173,950 Halliburton Company                                            6,825,798

372,525 Marathon Oil Corporation                                      14,010,665

162,050 Occidental Petroleum Corporation                               9,457,238
--------------------------------------------------------------------------------
        Financials - 23.3%

204,250 American International Group, Inc.                            13,413,098

543,450 Bank of America Corporation                                   25,536,716

577,561 Citigroup Inc.                                                27,826,889

 92,800 The Goldman Sachs Group, Inc.                                  9,654,912

536,150 JPMorgan Chase & Co.                                          20,915,212

209,650 Morgan Stanley                                                11,639,768

306,300 Wells Fargo & Company                                         19,036,545
--------------------------------------------------------------------------------
        Healthcare - 9.4%

364,312 Aventis S.A., Sponsored ADR                                   14,590,696

370,650 Baxter International Inc.                                     12,802,251

 48,450 Beckman Coulter, Inc.                                          3,245,666

275,150 GlaxoSmithKline plc, ADR                                      13,039,359

300,750 Pfizer Inc.                                                    8,087,168
--------------------------------------------------------------------------------
        Industrials - 14.8%

103,250 CSX Corporation                                                4,138,260

 18,850 Canadian Pacific Railway Limited                                 648,628

802,550 Cendant Corporation                                           18,763,619

208,950 Deere & Company                                               15,545,880

430,900 General Electric Company                                      15,727,850

429,100 Tyco International Ltd.                                       15,336,034

375,600 Waste Management, Inc.                                        11,245,464

----
18

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Information Technology - 6.7%

     298,092 Freescale Semiconductor Inc. #                               $  5,472,969

     154,850 International Business Machines Corporation (IBM)              15,265,113

     498,300 Microsoft Corporation                                          13,309,593

     167,250 Motorola, Inc.                                                  2,876,700
--------------------------------------------------------------------------------------
             Materials - 2.6%

     155,350 Freeport-McMoRan Copper & Gold, Inc.                            5,939,031

     193,650 International Paper Company                                     8,133,300
--------------------------------------------------------------------------------------
             Telecommunication Services - 3.0%

     522,150 BellSouth Corporation                                          14,510,548

     106,850 MCI Inc.                                                        2,154,091
--------------------------------------------------------------------------------------
             Utilities - 4.2%

     159,800 Dominion Resources, Inc.                                       10,824,852

     177,550 Entergy Corporation                                            12,000,605
--------------------------------------------------------------------------------------
             Total Common Stocks (cost $432,188,805)                       544,179,205
             ------------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 0.8%

    $  4,393 State Street Bank, 1.000%, dated 12/31/04, due 1/03/05,         4,393,261
              repurchase price $4,393,627, collateralized by $4,105,000
              U.S. Treasury notes, 7.000%, due 7/15/06, value $4,482,619
--------------------------------------------------------------------------------------
------------
             Total Repurchase Agreements (cost $4,393,261)                   4,393,261
             ------------------------------------------------------------------------
             Total Investments (cost $436,582,066) - 99.9%                 548,572,466
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                              409,136
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $548,981,602
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
December 31, 2004

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 44.4%

       Consumer Discretionary - 7.7%

26,050 Clear Channel Communications, Inc.                           $  872,415

37,425 Comcast Corporation - Class A #                               1,245,504

11,150 Dillard's Inc. - Class A                                        299,601

35,954 Koninklijke (Royal) Philips Electronics N.V.                    952,781

12,450 Lowe's Companies, Inc.                                          716,996

10,200 Masco Corporation                                               372,606

18,350 McDonald's Corporation                                          588,301

26,350 News Corporation - Class A                                      491,691

13,900 R.R. Donnelley & Sons Company                                   490,531

13,950 Staples, Inc.                                                   470,255
------------------------------------------------------------------------------
       Consumer Staples - 2.9%

17,700 Altria Group, Inc.                                            1,081,470

34,600 Archer-Daniels-Midland Company                                  771,926

10,750 PepsiCo, Inc.                                                   561,150
------------------------------------------------------------------------------
       Energy - 5.2%

12,645 ConocoPhillips                                                1,097,965

23,700 Exxon Mobil Corporation                                       1,214,862

12,250 Halliburton Company                                             480,690

25,291 Marathon Oil Corporation                                        951,195

11,150 Occidental Petroleum Corporation                                650,714
------------------------------------------------------------------------------
       Financials - 10.4%

14,000 American International Group, Inc.                              919,380

36,600 Bank of America Corporation                                   1,719,834

39,210 Citigroup Inc.                                                1,889,138

 6,350 The Goldman Sachs Group, Inc.                                   660,654

36,950 JPMorgan Chase & Co.                                          1,441,420

14,350 Morgan Stanley                                                  796,712

21,100 Wells Fargo & Company                                         1,311,365
------------------------------------------------------------------------------
       Healthcare - 4.2%

25,092 Aventis S.A., Sponsored ADR                                   1,004,935

24,550 Baxter International Inc.                                       847,957

 3,350 Beckman Coulter, Inc.                                           224,417

18,950 GlaxoSmithKline plc, ADR                                        898,041

21,650 Pfizer Inc.                                                     582,169
------------------------------------------------------------------------------
       Industrials - 6.6%

 7,500 CSX Corporation                                                 300,600

 1,100 Canadian Pacific Railway Limited                                 37,851

55,000 Cendant Corporation                                           1,285,900

14,500 Deere & Company                                               1,078,800

28,800 General Electric Company                                      1,051,200

----
20

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       Industrials (continued)

29,350 Tyco International Ltd.                                      $ 1,048,969

26,500 Waste Management, Inc.                                           793,410
-------------------------------------------------------------------------------
       Information Technology - 3.0%

20,589 Freescale Semiconductor Inc. #                                   378,014

10,650 International Business Machines Corporation (IBM)              1,049,877

33,350 Microsoft Corporation                                            890,779

11,750 Motorola, Inc.                                                   202,100
-------------------------------------------------------------------------------
       Materials - 1.2%

11,200 Freeport-McMoRan Copper & Gold, Inc.                             428,176

13,300 International Paper Company                                      558,600
-------------------------------------------------------------------------------
       Telecommunication Services - 1.4%

36,000 BellSouth Corporation                                          1,000,440

 7,450 MCI Inc.                                                         150,192
-------------------------------------------------------------------------------
       Utilities - 1.8%

11,000 Dominion Resources, Inc.                                         745,140

11,800 Entergy Corporation                                              797,557
-------------------------------------------------------------------------------
       Total Common Stocks (cost $29,381,349)                        37,404,280
       -----------------------------------------------------------------------

   Principal                                                                Optional Call              Market
Amount (000) Description                                                      Provisions* Ratings**     Value
-------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 55.6%

             Alabama - 0.6%

     $   455 Alabama Water Pollution Control Authority, Revolving Fund     8/05 at 100.00       AAA   467,904
              Loan Bonds, Series 1994A, 6.625%, 8/15/08 (Pre-refunded to
              8/15/05) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------
             California - 8.3%

       1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00       AAA   712,190
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

       2,495 Escondido, California, FNMA Multifamily Housing Revenue       7/05 at 101.50       AAA 2,566,432
              Refunding Bonds, Morning View Terrace Apartments, Series
              1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Revenue Bonds, Geothermal     No Opt. Call      BBB+   788,390
              Project 3, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call       AAA   289,600
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Refinancing     7/07 at 102.00       AAA 1,626,440
              Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12
              - MBIA Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3 1,077,670
              Participation, Burnham Institute, Series 1999, 5.700%,
              9/01/11
-------------------------------------------------------------------------------------------------------------
             Colorado - 4.6%

         250 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/15 at 100.00       BBB   258,268
              Valley Medical Center, Series 2004, 5.000%, 1/15/17

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00       AAA 1,068,980
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00       AAA 1,107,790
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA
              Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA 1,535,020
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured

----
21

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
December 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Connecticut - 2.0%

     $   535 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1 $  538,237
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

       1,135 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+  1,182,466
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 4.875%, 12/01/07
--------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.7%

             District of Columbia, General Obligation Refunding Bonds,
             Series 1994A-1:
         245  6.500%, 6/01/10 - MBIA Insured                                 No Opt. Call       AAA    288,654
         255  6.500%, 6/01/10 - MBIA Insured                                 No Opt. Call       AAA    298,710
--------------------------------------------------------------------------------------------------------------
             Georgia - 0.0%

          20 Georgia Housing and Finance Authority, Single Family          6/06 at 102.00       AAA     20,222
              Mortgage Resolution 1 Bonds, 1996A-2, 5.875%, 12/01/19
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Idaho - 0.6%

         455 Idaho Housing and Finance Association, Single Family          1/07 at 102.00       Aa3    461,061
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Illinois - 4.0%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call       AAA  1,234,379
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured

         585 Chicago, Illinois, General Obligation Refunding Bonds,        1/06 at 102.00       AAA    606,563
              Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       1,500 Chicago Board of Education, Illinois, Unlimited Tax General     No Opt. Call       AAA    558,780
              Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
              0.000%, 12/01/24 - FGIC Insured

             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago Project,
             Series 1998:
         270  5.200%, 8/01/11                                              8/08 at 100.00      Baa2    283,392
         200  5.250%, 8/01/12                                              8/08 at 100.00      Baa2    208,784
         580  5.300%, 8/01/13                                              8/08 at 100.00      Baa2    603,879
--------------------------------------------------------------------------------------------------------------
             Louisiana - 0.4%

         340 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA    364,426
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00       AAA    276,614
              Bonds, Crowe Rope Industries Project, Series 1997A,
              6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.1%

         885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB    876,256
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA    267,815
              Revenue Bonds, Melrose-Wakefield Healthcare Corporation,
              Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

         640 Massachusetts Turnpike Authority, Western Turnpike Revenue    1/05 at 100.00       AAA    647,552
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Michigan - 0.6%

         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       Ba3    481,869
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
--------------------------------------------------------------------------------------------------------------
             Mississippi - 2.2%

             Jones County, Mississippi, Hospital Revenue Refunding
             Bonds, South Central Regional Medical Center Project,
             Series 1997:
       1,285  5.350%, 12/01/10                                            12/07 at 100.00      BBB+  1,324,835
         500  5.400%, 12/01/11                                            12/07 at 100.00      BBB+    513,775
--------------------------------------------------------------------------------------------------------------
             Nevada - 0.3%

         205 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00       Aa3    208,995
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.8%

     $ 1,450 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00      BBB- $1,509,871
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
--------------------------------------------------------------------------------------------------------------
             New York - 10.2%

       1,000 City University of New York, Certificates of Participation      No Opt. Call       AA-  1,056,990
              Refunding, John Jay College of Criminal Justice, Series
              1995A, 6.000%, 8/15/06

         500 Metropolitan Transportation Authority, New York, Transit        No Opt. Call       AAA    543,010
              Facilities Service Contract Bonds, Series 1993O, 5.750%,
              7/01/07

       1,000 New York City, New York, General Obligation Bonds, Fiscal     8/07 at 101.00         A  1,063,130
              Series 1998D, 5.500%, 8/01/10

         360 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00         A    388,354
              Series 1997I, 6.000%, 4/15/09

         130 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50         A    139,077
              Series 1997D, 5.875%, 11/01/11

         500 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00       AAA    538,340
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 2/01/19 - FGIC Insured

         285 New York State Urban Development Corporation, Revenue           No Opt. Call       AA-    298,654
              Refunding Bonds, State Facilities, Series 1995, 6.250%,
              4/01/06

       1,285 New York State Urban Development Corporation, Special         1/05 at 100.00       AA-  1,288,727
              Project Revenue Bonds, Cornell Center Grant, Series 1993,
              5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth             No Opt. Call       AA-  1,557,113
              Facilities Service Contract Revenue Bonds, Series 1997,
              6.500%, 4/01/07

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15                                              6/10 at 100.00       AA-  1,094,520
         500  5.500%, 6/01/16                                              6/11 at 100.00       AA-    552,025
--------------------------------------------------------------------------------------------------------------
             North Carolina - 1.8%

       1,270 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call       AAA  1,529,550
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
--------------------------------------------------------------------------------------------------------------
             Ohio - 3.6%

       1,750 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       AAA  1,978,777
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       1,000 Lorain County, Ohio, Health Care Facilities Revenue           2/08 at 101.00       BBB  1,040,320
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
--------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.3%

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call       AAA  1,087,890
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

         500 Oregon Housing and Community Services Department, Single      1/14 at 100.00       Aa2    533,325
              Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
              1/01/29 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00       AAA    836,365
              1997A, 6.000%, 7/15/09 (Pre-refunded to 7/15/07) - FSA
              Insured
--------------------------------------------------------------------------------------------------------------
             South Carolina - 2.9%

       1,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-  1,126,180
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19

         500 Medical University Hospital Authority, South Carolina,        8/14 at 100.00       AAA    542,415
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/20 (DD, settling 1/03/05) - MBIA Insured

         775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00       BBB    767,111
              Carolina, Tobacco Settlement Asset- Backed Bonds, Series
              2001B, 6.000%, 5/15/22

----
23

Portfolio of Investments (Unaudited)
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
December 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Texas - 2.9%

     $ 2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00       Aa3 $ 2,067,080
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00       AAA     262,918
              Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum
              Tax) - FGIC Insured

          80 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00       AAA      84,137
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utah - 0.3%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,     11/05 at 102.00       AAA     208,544
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Washington - 2.5%

         465 Cowlitz County Public Utilities District 1, Washington,       9/14 at 100.00       AAA     491,812
              Electric Production Revenue Bonds, Series 2004, 5.000%,
              9/01/22 - FGIC Insured

         730 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB     731,584
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

         800 Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00       AAA     854,664
              Bonds, Nuclear Project 3, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
     $45,955 Total Municipal Bonds (cost $44,759,086)                                                46,918,431
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $74,140,435) - 100.0%                                           84,322,711
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.0)%                                                      24,053
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $84,346,764
             -------------------------------------------------------------------------------------------------

           #  Non-income producing.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
          (DD)Security purchased on a delayed delivery basis.

                                See accompanying notes to financial statements.

----
24

Portfolio of Investments (Unaudited)
NUVEEN BALANCED STOCK AND BOND FUND

December 31, 2004

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       COMMON STOCKS - 60.0%

       Consumer Discretionary - 10.4%

27,050 Clear Channel Communications, Inc.                           $   905,905

38,870 Comcast Corporation - Class A #                                1,293,594

11,750 Dillard's Inc. - Class A                                         315,723

37,611 Koninklijke (Royal) Philips Electronics N.V.                     996,692

12,950 Lowe's Companies, Inc.                                           745,791

10,600 Masco Corporation                                                387,218

19,050 McDonald's Corporation                                           610,743

27,700 News Corporation - Class A                                       516,882

14,450 R.R. Donnelley & Sons Company                                    509,941

14,500 Staples, Inc.                                                    488,795
-------------------------------------------------------------------------------
       Consumer Staples - 3.9%

18,400 Altria Group, Inc.                                             1,124,240

35,950 Archer-Daniels-Midland Company                                   802,045

11,150 PepsiCo, Inc.                                                    582,030
-------------------------------------------------------------------------------
       Energy - 7.0%

13,155 ConocoPhillips                                                 1,142,249

24,600 Exxon Mobil Corporation                                        1,260,996

12,700 Halliburton Company                                              498,348

26,293 Marathon Oil Corporation                                         988,880

11,600 Occidental Petroleum Corporation                                 676,976
-------------------------------------------------------------------------------
       Financials - 14.0%

14,500 American International Group, Inc.                               952,215

40,150 Bank of America Corporation                                    1,886,649

40,724 Citigroup Inc.                                                 1,962,082

 6,600 The Goldman Sachs Group, Inc.                                    686,664

38,400 JPMorgan Chase & Co.                                           1,497,984

12,900 Morgan Stanley                                                   716,208

21,900 Wells Fargo & Company                                          1,361,085
-------------------------------------------------------------------------------
       Healthcare - 5.7%

26,053 Aventis S.A., Sponsored ADR                                    1,043,423

25,500 Baxter International Inc.                                        880,770

 3,350 Beckman Coulter, Inc.                                            224,417

19,700 GlaxoSmithKline plc, ADR                                         933,583

22,400 Pfizer Inc.                                                      602,336
-------------------------------------------------------------------------------
       Industrials - 9.0%

 7,650 CSX Corporation                                                  306,612

 1,100 Canadian Pacific Railway Limited                                  37,851

57,150 Cendant Corporation                                            1,336,167

15,050 Deere & Company                                                1,119,720

29,900 General Electric Company                                       1,091,350

----
25

Portfolio of Investments (Unaudited)
NUVEEN BALANCED STOCK AND BOND FUND (continued)

December 31, 2004

                                                                               Market
      Shares Description                                                        Value
-------------------------------------------------------------------------------------
             Industrials (continued)

      30,500 Tyco International Ltd.                                      $ 1,090,070

      27,350 Waste Management, Inc.                                           818,859
-------------------------------------------------------------------------------------
             Information Technology - 4.0%

      22,023 Freescale Semiconductor Inc. #                                   404,342

      11,050 International Business Machines Corporation (IBM)              1,089,309

      34,650 Microsoft Corporation                                            925,502

      11,550 Motorola, Inc.                                                   198,660
-------------------------------------------------------------------------------------
             Materials - 1.6%

      11,150 Freeport-McMoRan Copper & Gold, Inc.                             426,265

      14,350 International Paper Company                                      602,700
-------------------------------------------------------------------------------------
             Telecommunication Services - 1.9%

      38,150 BellSouth Corporation                                          1,060,189

       7,900 MCI Inc.                                                         159,264
-------------------------------------------------------------------------------------
             Utilities - 2.5%

      11,450 Dominion Resources, Inc.                                         775,621

      12,250 Entergy Corporation                                              827,973
-------------------------------------------------------------------------------------
             Total Common Stocks (cost $31,033,299)                        38,864,918
             -----------------------------------------------------------------------

   Principal                                                                   Market
Amount (000) Description                                                        Value
-------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.2%

             U.S. Treasury Bonds - 9.4%

     $ 2,650 7.250%, 5/15/16                                                3,317,885

       1,200 7.250%, 8/15/22                                                1,546,922

       1,095 6.000%, 2/15/26                                                1,254,674
-------------------------------------------------------------------------------------
             U.S. Treasury Notes - 26.8%

       3,785 6.500%, 5/15/05                                                3,841,480

       4,265 7.000%, 7/15/06                                                4,523,233

       4,350 4.750%, 11/15/08                                               4,557,477

       4,030 5.750%, 8/15/10                                                4,438,199
-------------------------------------------------------------------------------------
     $21,375 Total U.S. Government and Agency Obligations (cost            23,479,870
              $22,234,110)
-------------------------------------------------------------------------------------
------------
             REPURCHASE AGREEMENTS - 3.3%
     $ 2,151 State Street Bank, 1.000%, dated 12/31/04, due 1/03/05,        2,151,307
              repurchase price $2,151,486, collateralized by $2,215,000
              U.S. Treasury Notes, 1.625%, due 2/28/06, value $2,196,675
-------------------------------------------------------------------------------------
------------
             Total Repurchase Agreements (cost $2,151,307)                  2,151,307
             -----------------------------------------------------------------------
             Total Investments (cost $55,418,716) - 99.5%                  64,496,095
             -----------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                             348,406
             -----------------------------------------------------------------------
             Net Assets - 100%                                            $64,844,501
             -----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
26

Statement of Assets and Liabilities (Unaudited)
December 31, 2004

                                                                 Multi-Cap     Large-Cap     Municipal    Stock and
                                                                     Value         Value     and Stock         Bond
-------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $207,886,774,
 $432,188,805, $74,140,435 and $53,267,409, respectively)    $248,724,848  $544,179,205  $ 84,322,711  $62,344,788
Repurchase agreements (at cost, which approximates market
 value)                                                        27,848,613     4,393,261            --    2,151,307
Cash                                                                   --            --        30,407           --
Receivables:
 Dividends                                                        560,244       911,097        64,074       69,223
 Interest                                                             774           122       826,787      366,895
 Investments sold                                                      --     1,490,880       842,633      108,038
 Reclaims                                                             837       186,083        17,959       11,713
 Shares sold                                                    4,738,351       111,444         1,033       44,908
Other assets                                                          211       135,049        25,185       13,354
-------------------------------------------------------------------------------------------------------------------
   Total assets                                               281,873,878   551,407,141    86,130,789   65,110,226
-------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                          9,995,412       848,388     1,220,424       70,877
 Shares redeemed                                                   64,154       478,063       379,710       74,168
Accrued expenses:
 Management fees                                                  181,119       381,902        53,327       36,191
 12b-1 distribution and service fees                              100,141       168,342        36,547       24,879
 Other                                                             29,923       547,154        93,875       59,443
Dividends payable                                                     479         1,690           142          167
-------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           10,371,228     2,425,539     1,784,025      265,725
-------------------------------------------------------------------------------------------------------------------
Net assets                                                   $271,502,650  $548,981,602  $ 84,346,764  $64,844,501
-------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $110,657,382  $436,528,819  $ 54,314,783  $33,179,452
Shares outstanding                                              5,444,505    17,449,332     2,389,994    1,292,852
Net asset value per share                                    $      20.32  $      25.02  $      22.73  $     25.66
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      21.56  $      26.55  $      24.12  $     27.23
-------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 22,920,627  $ 53,895,007  $ 21,469,121  $12,713,490
Shares outstanding                                              1,136,340     2,190,615       896,065      495,399
Net asset value and offering price per share                 $      20.17  $      24.60  $      23.96  $     25.66
-------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 76,675,635  $ 36,436,485  $  7,812,913  $ 8,392,824
Shares outstanding                                              3,800,639     1,483,220       326,405      326,852
Net asset value and offering price per share                 $      20.17  $      24.57  $      23.94  $     25.68
-------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 61,249,006  $ 22,121,291  $    749,947  $10,558,735
Shares outstanding                                              3,024,237       882,296        33,663      411,445
Net asset value and offering price per share                 $      20.25  $      25.07  $      22.28  $     25.66
-------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $229,269,519  $467,299,985  $ 85,294,289  $56,365,901
Undistributed (Over-distribution of) net investment income         (6,892)      (26,158)      117,023     (334,995)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                  1,401,949   (30,282,625)  (11,246,824)    (263,784)
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   40,838,074   111,990,400    10,182,276    9,077,379
-------------------------------------------------------------------------------------------------------------------
Net assets                                                   $271,502,650  $548,981,602  $ 84,346,764  $64,844,501
-------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Statement of Operations (Unaudited)
Six Months Ended December 31, 2004

                                       Multi-Cap    Large-Cap   Municipal   Stock and
                                           Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $17,746, $64,840,
 $4,863 and $4,860, respectively)   $ 1,788,538  $ 7,868,535  $  559,073  $  570,889
Interest                                150,500       70,197   1,212,922     598,166
-------------------------------------------------------------------------------------
Total investment income               1,939,038    7,938,732   1,771,995   1,169,055
-------------------------------------------------------------------------------------
Expenses
Management fees                         813,869    2,232,847     319,749     236,645
12b-1 service fees - Class A             97,157      531,986      68,613      40,923
12b-1 distribution and service
 fees - Class B                          71,836      268,311     111,253      62,085
12b-1 distribution and service
 fees - Class C                         245,232      197,193      39,955      42,249
Shareholders' servicing agent fees
 and expenses                           119,854      461,158      49,275      47,092
Custodian's fees and expenses            26,938       66,192      31,442      27,022
Trustees' fees and expenses               3,435        9,230       3,441       2,498
Professional fees                         8,773       21,774      14,211       6,445
Shareholders' reports - printing
 and mailing expenses                    23,973       76,412       6,034       7,240
Federal and state registration fees      36,491       27,430      18,047      17,342
Other expenses                            3,449       12,146       2,258       4,140
-------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                        1,451,007    3,904,679     664,278     493,681
 Custodian fee credit                      (366)        (840)     (3,016)        (76)
 Expense reimbursement                       --           --     (15,119)    (30,657)
-------------------------------------------------------------------------------------
Net expenses                          1,450,641    3,903,839     646,143     462,948
-------------------------------------------------------------------------------------
Net investment income                   488,397    4,034,893   1,125,852     706,107
-------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments
 and foreign currency transactions    2,345,932   28,352,572   1,071,092   1,973,447
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   21,648,799    8,616,332   2,206,923     883,065
-------------------------------------------------------------------------------------
Net realized and unrealized gain     23,994,731   36,968,904   3,278,015   2,856,512
-------------------------------------------------------------------------------------
Net increase in net assets from
 operations                         $24,483,128  $41,003,797  $4,403,867  $3,562,619
-------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
28

Statement of Changes in Net Assets (Unaudited)

                                                                              Multi-Cap Value
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                              12/31/04        6/30/04
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $    488,397  $    113,125
Net realized gain from investments and foreign currency transactions         2,345,932     2,554,924
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                                 21,648,799    15,906,174
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  24,483,128    18,574,223
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                     (262,246)      (27,797)
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                     (285,835)      (98,740)
From accumulated net realized gains from investments:
  Class A                                                                     (824,184)     (650,859)
  Class B                                                                     (167,497)      (61,582)
  Class C                                                                     (568,849)     (178,376)
  Class R                                                                     (503,141)     (810,096)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (2,611,752)   (1,827,450)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                               114,922,635   103,762,702
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,197,602     1,620,555
------------------------------------------------------------------------------------------------------
                                                                           117,120,237   105,383,257
Cost of shares redeemed                                                    (11,720,357)  (10,016,717)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         105,399,880    95,366,540
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      127,271,256   112,113,313
Net assets at the beginning of period                                      144,231,394    32,118,081
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $271,502,650  $144,231,394
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $     (6,892) $     52,792
------------------------------------------------------------------------------------------------------

                                                                              Large-Cap Value
                                                                      -------------------------------
                                                                      Six Months Ended      Year Ended
                                                                              12/31/04         6/30/04
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  4,034,893  $   2,521,621
Net realized gain from investments and foreign currency transactions        28,352,572     63,970,155
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                                  8,616,332     28,299,786
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  41,003,797     94,791,562
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,903,179)    (1,759,497)
  Class B                                                                     (230,958)            --
  Class C                                                                     (156,848)            --
  Class R                                                                     (299,082)      (114,953)
From accumulated net realized gains from investments:
  Class A                                                                           --             --
  Class B                                                                           --             --
  Class C                                                                           --             --
  Class R                                                                           --             --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (5,590,067)    (1,874,450)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                 6,063,874     24,601,805
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            3,707,050      1,179,716
------------------------------------------------------------------------------------------------------
                                                                             9,770,924     25,781,521
Cost of shares redeemed                                                    (50,949,950)  (123,063,525)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (41,179,026)   (97,282,004)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (5,765,296)    (4,364,892)
Net assets at the beginning of period                                      554,746,898    559,111,790
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $548,981,602  $ 554,746,898
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    (26,158) $   1,529,016
------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
29

                                                                           Municipal and Stock
                                                                     ------------------------------
                                                                     Six Months Ended     Year Ended
                                                                             12/31/04        6/30/04
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  1,125,852  $  2,087,906
Net realized gain from investments and foreign currency transactions        1,071,092     5,028,663
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                 2,206,923       (71,855)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  4,403,867     7,044,714
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                   (1,066,165)   (1,393,216)
 Class B                                                                     (186,660)     (249,910)
 Class C                                                                      (67,790)      (88,677)
 Class R                                                                      (17,094)      (19,798)
From accumulated net realized gains from
 investments:
 Class A                                                                           --            --
 Class B                                                                           --            --
 Class C                                                                           --            --
 Class R                                                                           --            --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                              (1,337,709)   (1,751,601)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                1,969,913    11,626,916
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                         985,507     1,182,513
-----------------------------------------------------------------------------------------------------
                                                                            2,955,420    12,809,429
Cost of shares redeemed                                                   (10,517,201)  (25,388,210)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                        (7,561,781)  (12,578,781)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (4,495,623)   (7,285,668)
Net assets at the beginning of period                                      88,842,387    96,128,055
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                          $ 84,346,764  $ 88,842,387
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                  $    117,023  $    328,880
-----------------------------------------------------------------------------------------------------

                                                                             Stock and Bond
                                                                     ------------------------------
                                                                     Six Months Ended     Year Ended
                                                                             12/31/04        6/30/04
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $   706,107  $    963,945
Net realized gain from investments and foreign currency transactions        1,973,447     4,828,811
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                   883,065       333,581
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  3,562,619     6,126,337
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                     (439,779)     (696,093)
 Class B                                                                     (121,928)     (161,329)
 Class C                                                                      (81,924)     (104,733)
 Class R                                                                     (149,695)     (189,179)
From accumulated net realized gains from
 investments:
 Class A                                                                           --            --
 Class B                                                                           --            --
 Class C                                                                           --            --
 Class R                                                                           --            --
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                (793,326)   (1,151,334)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                3,943,197    10,317,373
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                         738,869       716,257
----------------------------------------------------------------------------------------------------
                                                                            4,682,066    11,033,630
Cost of shares redeemed                                                    (6,127,018)  (16,083,175)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                        (1,444,952)   (5,049,545)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       1,324,341       (74,542)
Net assets at the beginning of period                                      63,520,160    63,594,702
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $64,844,501  $ 63,520,160
----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                   $  (334,995) $   (247,776)
----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
30

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in an attempt to preserve capital, enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2004, Municipal and Stock had an outstanding delayed delivery purchase commitment of $544,022. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


----
31

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to substantially distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax when received by the Fund, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the six months ended December 31, 2004.


----
32

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                   Multi-Cap Value
                                                  ------------------------------------------------
                                                      Six Months Ended            Year Ended
                                                          12/31/04                 6/30/04
                                                  -----------------------  -----------------------
                                                      Shares        Amount     Shares        Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                         2,556,895  $ 48,400,269  2,942,277  $ 49,738,681
  Class B                                           648,927    12,160,716    507,105     8,634,935
  Class C                                         2,214,238    41,348,231  1,663,150    28,549,111
  Class R                                           698,246    13,013,419    972,508    16,839,975
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            45,994       925,033     37,794       603,000
  Class B                                             7,173       142,450      3,213        50,990
  Class C                                            20,326       403,669      5,328        84,612
  Class R                                            36,137       726,450     55,180       881,953
---------------------------------------------------------------------------------------------------
                                                  6,227,936   117,120,237  6,186,555   105,383,257
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (298,083)   (5,698,038)  (164,430)   (2,802,564)
  Class B                                           (25,122)     (472,310)   (18,157)     (315,720)
  Class C                                           (64,492)   (1,212,782)   (66,351)   (1,133,029)
  Class R                                          (224,086)   (4,337,227)  (352,086)   (5,765,404)
---------------------------------------------------------------------------------------------------
                                                   (611,783)  (11,720,357)  (601,024)  (10,016,717)
---------------------------------------------------------------------------------------------------
Net increase                                      5,616,153  $105,399,880  5,585,531  $ 95,366,540
---------------------------------------------------------------------------------------------------


----
33

                                                                      Large-Cap Value
                                                    ---------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                            12/31/04                   6/30/04
                                                    ------------------------  -------------------------
                                                         Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              128,618  $  3,038,062     611,145  $  12,950,111
  Class A - automatic conversion of Class B shares         454        10,466          --             --
  Class B                                               41,955       992,894     175,094      3,734,341
  Class C                                               43,288       994,120     211,374      4,576,646
  Class R                                               43,557     1,028,332     149,803      3,340,707
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              128,708     3,221,575      47,453      1,078,587
  Class B                                                5,574       137,228          --             --
  Class C                                                3,026        74,382          --             --
  Class R                                               10,915       273,865       4,439        101,129
--------------------------------------------------------------------------------------------------------
                                                       406,095     9,770,924   1,199,308     25,781,521
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,349,816)  (31,782,038) (4,442,979)   (98,957,511)
  Class B                                             (317,414)   (7,317,753)   (524,477)   (11,355,075)
  Class B - automatic conversion to Class A shares        (464)      (10,466)         --             --
  Class C                                             (465,787)  (10,746,140)   (458,603)   (10,026,451)
  Class R                                              (46,324)   (1,093,553)   (121,849)    (2,724,488)
--------------------------------------------------------------------------------------------------------
                                                    (2,179,805)  (50,949,950) (5,547,908)  (123,063,525)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (1,773,710) $(41,179,026) (4,348,600) $ (97,282,004)
--------------------------------------------------------------------------------------------------------

                                                                    Municipal and Stock
                                                    ---------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                            12/31/04                   6/30/04
                                                    ------------------------  -------------------------
                                                         Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                               45,437  $  1,015,239     329,252  $   7,206,388
  Class A - automatic conversion of Class B shares         436         9,507          --             --
  Class B                                               22,738       527,370     117,521      2,651,621
  Class C                                               17,413       409,657      73,977      1,669,501
  Class R                                                  369         8,140       4,672         99,406
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               36,447       818,416      46,053        999,492
  Class B                                                4,676       109,700       5,504        124,024
  Class C                                                2,021        47,383       2,192         49,376
  Class R                                                  454        10,008         451          9,621
--------------------------------------------------------------------------------------------------------
                                                       129,991     2,955,420     579,622     12,809,429
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (277,919)   (6,146,981)   (665,075)   (14,365,172)
  Class B                                             (136,259)   (3,156,547)   (344,316)    (7,752,299)
  Class B - automatic conversion to Class A shares        (417)       (9,507)         --             --
  Class C                                              (51,353)   (1,196,133)   (138,169)    (3,111,560)
  Class R                                                 (357)       (8,033)     (7,631)      (159,179)
--------------------------------------------------------------------------------------------------------
                                                      (466,305)  (10,517,201) (1,155,191)   (25,388,210)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (336,314) $ (7,561,781)   (575,569) $ (12,578,781)
--------------------------------------------------------------------------------------------------------


----
34

                                                                    Stock and Bond
                                                    ---------------------------------------------
                                                       Six Months Ended          Year Ended
                                                           12/31/04                6/30/04
                                                    ---------------------  ----------------------
                                                       Shares       Amount    Shares        Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             59,551  $ 1,492,197   108,795  $  2,623,428
  Class A - automatic conversion of Class B shares       417       10,121        --            --
  Class B                                             33,727      834,388   115,580     2,715,885
  Class C                                             14,224      354,053   125,171     3,012,416
  Class R                                             50,766    1,252,438    81,873     1,965,644
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             16,722      418,365    18,766       444,932
  Class B                                              3,392       84,942     3,189        75,705
  Class C                                              1,471       36,863     1,432        34,016
  Class R                                              7,937      198,699     6,787       161,604
--------------------------------------------------------------------------------------------------
                                                     188,207    4,682,066   461,593    11,033,630
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (140,215)  (3,463,912) (388,824)   (9,268,466)
  Class B                                            (48,569)  (1,198,234) (150,821)   (3,596,652)
  Class B - automatic conversion to Class A shares      (417)     (10,121)       --            --
  Class C                                            (40,098)    (993,287) (107,058)   (2,553,308)
  Class R                                            (18,500)    (461,464)  (27,667)     (664,749)
--------------------------------------------------------------------------------------------------
                                                    (247,799)  (6,127,018) (674,370)  (16,083,175)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                              (59,592) $(1,444,952) (212,777) $ (5,049,545)
--------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities and U.S. Government and agency obligations for the six months ended December 31, 2004, were as follows:

                                             Multi-Cap    Large-Cap   Municipal   Stock and
                                                 Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $108,339,816 $176,278,315 $12,601,651 $12,524,692
  U.S. Government and agency obligations            --           --   3,850,746   2,098,488
Sales and maturities:
  Investment securities                     16,003,098  212,046,764  17,875,451  14,960,841
  U.S. Government and agency obligations            --           --   4,955,654   1,550,000
-------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments was as follows:

                            Multi-Cap    Large-Cap   Municipal   Stock and
                                Value        Value   and Stock        Bond
     ---------------------------------------------------------------------
     Cost of investments $235,774,192 $439,418,754 $74,287,907 $55,909,941
     ---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2004, were as follows:

                                              Multi-Cap     Large-Cap    Municipal   Stock and
                                                  Value         Value    and Stock        Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $41,821,394  $113,273,681  $10,281,138  $8,919,426
  Depreciation                              (1,022,125)   (4,119,969)    (246,334)   (333,272)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $40,799,269  $109,153,712  $10,034,804  $8,586,154
----------------------------------------------------------------------------------------------


----
35

The tax components of undistributed net tax-exempt income, net ordinary income and net realized gains at June 30, 2004, the Funds' last fiscal year end, were as follows:

                                          Multi-Cap  Large-Cap Municipal Stock and
                                              Value      Value and Stock      Bond
----------------------------------------------------------------------------------
Undistributed net tax-exempt income*       $     -- $       --  $209,966  $     --
Undistributed net ordinary income**         778,567  1,528,960   233,268   332,926
Undistributed net long-term capital gains   432,721         --        --        --
----------------------------------------------------------------------------------

*  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 9, 2004, paid on July 1, 2004.
** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

The tax character of distributions paid during the fiscal year ended June 30, 2004, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                               Multi-Cap  Large-Cap  Municipal  Stock and
                                                   Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,391,794 $       --
Distributions from net ordinary income**         841,834  1,874,507    359,212  1,089,809
Distributions from net long-term capital gains   985,618         --         --         --
-----------------------------------------------------------------------------------------

** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

At June 30, 2004, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Large-Cap   Municipal  Stock and
                                     Value   and Stock       Bond
              ---------------------------------------------------
              Expiration year:
                2010           $        -- $   368,520 $       --
                2011            55,798,510  10,907,448  1,922,472
                2012                    --     882,767         --
              ---------------------------------------------------
              Total            $55,798,510 $12,158,735 $1,922,472
              ---------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen") and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately ..009% as of January 31, 2005.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Fund-Level  Fund-Level  Fund-Level  Fund-Level
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .6500%      .6500%      .5500%      .5500%
 For the next $125 million           .6375       .6375       .5375       .5375
 For the next $250 million           .6250       .6250       .5250       .5250
 For the next $500 million           .6125       .6125       .5125       .5125
 For the next $1 billion             .6000       .6000       .5000       .5000
 For net assets over $2 billion      .5750       .5750       .4750       .4750
 ------------------------------------------------------------------------------


----
36

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Management  Management  Management  Management
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .8500%      .8500%      .7500%      .7500%
 For the next $125 million           .8375       .8375       .7375       .7375
 For the next $250 million           .8250       .8250       .7250       .7250
 For the next $500 million           .8125       .8125       .7125       .7125
 For the next $1 billion             .8000       .8000       .7000       .7000
 For net assets over $2 billion      .7750       .7750       .6750       .6750
 ------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen Investments, Inc. owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen Investments, Inc. holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.


----
37

During the six months ended December 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                  Multi-Cap Large-Cap Municipal Stock and
                                      Value     Value and Stock      Bond
       ------------------------------------------------------------------
       Sales charges collected     $855,886   $69,506   $17,154   $15,885
       Paid to authorized dealers   749,920    60,706    15,148    14,617
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                              Multi-Cap Large-Cap Municipal Stock and
                                  Value     Value and Stock      Bond
          -----------------------------------------------------------
          Commission advances  $817,633   $24,153    $3,910    $9,817
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2004, the Distributor retained such 12b-1 fees as follows:

                              Multi-Cap Large-Cap Municipal Stock and
                                  Value     Value and Stock      Bond
          -----------------------------------------------------------
          12b-1 fees retained  $285,224  $221,552   $87,729   $55,361
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2004, as follows:

                           Multi-Cap Large-Cap Municipal Stock and
                               Value     Value and Stock      Bond
             -----------------------------------------------------
             CDSC retained   $21,850   $50,121   $15,861   $14,251
             -----------------------------------------------------

6. Subsequent Events

Distributions to Shareholders
Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on February 1, 2005, to shareholders of record on January 7, 2005, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0360
                           Class B               .0230
                           Class C               .0230
                           Class R               .0395
                         -----------------------------

Adviser Merger
Effective January 1, 2005, the Adviser and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), also a wholly owned subsidiary of Nuveen. As a result of the merger, NAM is now the adviser to all funds previously advised by either NAC or the Adviser.

Announcement Regarding Parent Company of Adviser
After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen.


----
38

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations         Less Distributions
                                               -----------------------------  ------------------------


MULTI-CAP VALUE



                                                                 Net
                                                           Realized/
                                                     Net  Unrealized
                                     Beginning   Invest-     Invest-              Net                   Ending
                                           Net      ment        ment          Invest-                      Net
                                         Asset    Income        Gain             ment  Capital           Asset     Total
                                         Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 2005(h)                                $18.56     $ .06      $ 1.92  $ 1.98    $(.05)  $ (.17) $ (.22) $20.32     10.68%
 Year Ended 6/30/04                      14.60       .04        4.38    4.42     (.02)    (.44)   (.46)  18.56     30.75
 4/01/03- 6/30/03                        11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                       11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 2005(h)                                 18.45        --        1.89    1.89       --     (.17)   (.17)  20.17     10.26
 Year Ended 6/30/04                      14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                        11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                       11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 2005(h)                                 18.45        --        1.89    1.89       --     (.17)   (.17)  20.17     10.26
 Year Ended 6/30/04                      14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                        11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                       11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 2005(h)                                 18.52       .08        1.92    2.00     (.10)    (.17)   (.27)  20.25     10.78
 Year Ended 6/30/04                      14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                        11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                               13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                    11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                               13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                               11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
   1999(g)                               10.01       .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                  Ratios/Supplemental Data
                                     ---------------------------------------------------------------------------------
                                                 Before Credit/           After            After Credit/
                                                 Reimbursement       Reimbursement(c)     Reimbursement(d)
MULTI-CAP VALUE                               ------------------   ------------------   ------------------
                                                           Ratio                Ratio                Ratio
                                                          of Net               of Net               of Net
                                                         Invest-              Invest-              Invest-
                                                            ment                 ment                 ment
                                              Ratio of    Income   Ratio of    Income   Ratio of    Income
                                              Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                       Ending       to        to         to        to         to        to
                                          Net  Average   Average    Average   Average    Average   Average   Portfolio
                                       Assets      Net       Net        Net       Net        Net       Net    Turnover
                                        (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 2005(h)                             $110,657     1.32%*     .68%*     1.32%*     .68%*     1.32%*     .68%*         9%
 Year Ended 6/30/04                    58,279     1.48       .20       1.48       .20       1.48       .20          21
 4/01/03- 6/30/03                       4,732     1.66*      .59*      1.66*      .59*      1.66*      .60*         13
 12/09/02- 3/31/03                        294     1.78*     (.07)*     1.75*     (.04)*     1.75*     (.04)*        52
Class B (12/02)
 2005(h)                               22,921     2.07*     (.03)*     2.07*     (.03)*     2.06*     (.03)*         9
 Year Ended 6/30/04                     9,322     2.23      (.53)      2.23      (.53)      2.23      (.53)         21
 4/01/03- 6/30/03                         193     2.43*     (.08)*     2.43*     (.08)*     2.43*     (.08)*        13
 12/09/02- 3/31/03                         20     3.29*    (1.95)*     2.50*    (1.16)*     2.50*    (1.16)*        52
Class C (12/02)
 2005(h)                               76,676     2.07*     (.04)*     2.07*     (.04)*     2.06*     (.04)*         9
 Year Ended 6/30/04                    30,085     2.23      (.53)      2.23      (.53)      2.23      (.53)         21
 4/01/03- 6/30/03                         416     2.44*     (.33)*     2.44*     (.33)*     2.44*     (.33)*        13
 12/09/02- 3/31/03                          2     2.50*     (.62)*     2.50*     (.62)*     2.50*     (.62)*        52
Class R (11/97)
 2005(h)                               61,249     1.07*      .89*      1.07*      .89*      1.07*      .90*          9
 Year Ended 6/30/04                    46,546     1.24       .39       1.24       .39       1.24       .39          21
 4/01/03- 6/30/03                      26,777     1.41*      .56*      1.41*      .56*      1.41*      .56*         13
 Year Ended 3/31:
   2003(e)                             21,795     1.61       .37       1.36       .62       1.36       .62          52
 11/01/01- 3/31/02(f)                  25,505     2.21*     (.10)*     1.25*      .86*      1.25*      .86*         14
 Year Ended 10/31:
   2001(g)                             16,996     1.54       .25       1.25       .54       1.25       .54          66
   2000(g)                             29,547     1.66       .09       1.15       .60       1.15       .60          49
   1999(g)                             16,406     1.70      (.22)      1.22       .26       1.22       .26          26
-----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(h)For six months ended December 31, 2004.


                                See accompanying notes to financial statements.

----
39

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE


                                                           Net
                                                     Realized/
                                               Net  Unrealized
                               Beginning   Invest-     Invest-              Net                   Ending              Ending
                                     Net      ment        ment          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005(e)                          $23.41     $ .19      $ 1.70  $ 1.89    $(.28)  $   --  $ (.28) $25.02      8.09% $436,529
 2004                              19.93       .12        3.44    3.56     (.08)      --    (.08)  23.41     17.90   434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
 2000                              27.07       .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)  669,651
Class B (8/96)
 2005(e)                           22.95       .10        1.66    1.76     (.11)      --    (.11)  24.60      7.65    53,895
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
 2000                              26.87       .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)   93,275
Class C (8/96)
 2005(e)                           22.92       .10        1.66    1.76     (.11)      --    (.11)  24.57      7.66    36,436
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
 2000                              26.84       .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)   55,303
Class R (8/96)
 2005(e)                           23.49       .22        1.70    1.92     (.34)      --    (.34)  25.07      8.18    22,121
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
 2000                              27.14       .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)   17,604
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                       Ratios/Supplemental Data
                               -------------------------------------------------------------------------------
                                             Before Credit/             After              After Credit/
                                             Reimbursement         Reimbursement(c)       Reimbursement(d)
LARGE-CAP VALUE                          --------------------   --------------------   --------------------
                                              Ratio                  Ratio                  Ratio
                                             of Net                 of Net                 of Net
                                            Invest-                Invest-                Invest-
                               Ratio of        ment   Ratio of        ment   Ratio of        ment
                               Expenses      Income   Expenses      Income   Expenses      Income
                                     to   (Loss) to         to   (Loss) to         to   (Loss) to
                                Average     Average    Average     Average    Average     Average   Portfolio
                                    Net         Net        Net         Net        Net         Net    Turnover
Year Ended June 30,              Assets      Assets     Assets      Assets     Assets      Assets        Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005(e)                           1.33%*      1.62%*     1.33%*      1.62%*     1.33%*      1.62%*        33%
 2004                              1.36         .56       1.36         .56       1.36         .56          85
 2003                              1.45         .45       1.45         .45       1.45         .45          90
 2002                              1.36         .33       1.36         .33       1.36         .33          81
 2001                              1.34         .62       1.33         .63       1.32         .64          90
 2000                              1.34         .82       1.30         .85       1.30         .86         155
Class B (8/96)
 2005(e)                           2.08*        .86*      2.08*        .86*      2.08*        .86*         33
 2004                              2.11        (.18)      2.11        (.18)      2.11        (.18)         85
 2003                              2.21        (.31)      2.21        (.31)      2.21        (.31)         90
 2002                              2.11        (.42)      2.11        (.42)      2.11        (.42)         81
 2001                              2.09        (.13)      2.08        (.11)      2.07        (.11)         90
 2000                              2.09         .08       2.06         .11       2.05         .12         155
Class C (8/96)
 2005(e)                           2.08*        .84*      2.08*        .84*      2.08*        .84*         33
 2004                              2.11        (.18)      2.11        (.18)      2.11        (.18)         85
 2003                              2.21        (.31)      2.21        (.31)      2.21        (.31)         90
 2002                              2.11        (.42)      2.11        (.42)      2.11        (.42)         81
 2001                              2.09        (.14)      2.07        (.13)      2.07        (.12)         90
 2000                              2.11         .06       2.07         .09       2.05         .10         155
Class R (8/96)
 2005(e)                           1.08*       1.88*      1.08*       1.88*      1.08*       1.88*         33
 2004                              1.11         .83       1.11         .83       1.11         .83          85
 2003                              1.20         .70       1.20         .70       1.20         .70          90
 2002                              1.11         .58       1.11         .58       1.11         .58          81
 2001                              1.09         .86       1.08         .88       1.07         .88          90
 2000                              1.10        1.06       1.06        1.09       1.05        1.10         155
--------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For six months ended December 31, 2004.


                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                 Beginning       Net    Invest-              Net                   Ending
                                       Net   Invest-       ment          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005(e)                            $21.96      $.32     $  .89  $ 1.21    $(.44)  $   --  $ (.44) $22.73      5.55%
 2004                                20.79       .54       1.14    1.68     (.51)      --    (.51)  21.96      8.13
 2003                                21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                25.45       .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
Class B (8/96)
 2005(e)                             22.99       .25        .92    1.17     (.20)      --    (.20)  23.96      5.11
 2004                                21.63       .40       1.19    1.59     (.23)      --    (.23)  22.99      7.36
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                25.65       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
Class C (8/96)
 2005(e)                             22.96       .25        .93    1.18     (.20)      --    (.20)  23.94      5.16
 2004                                21.61       .40       1.18    1.58     (.23)      --    (.23)  22.96      7.32
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                25.63       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
Class R (8/96)
 2005(e)                             21.57       .35        .87    1.22     (.51)      --    (.51)  22.28      5.65
 2004                                20.46       .59       1.12    1.71     (.60)      --    (.60)  21.57      8.48
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                25.33       .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                             Ratios/Supplemental Data
                                 --------------------------------------------------------------------------------
                                                      Before Credit/           After            After Credit/
                                                      Reimbursement       Reimbursement(c)     Reimbursement(d)
MUNICIPAL and STOCK                                ------------------   ------------------   ------------------   ---------
                                                      Ratio                Ratio                Ratio
                                                     of Net               of Net               of Net
                                                    Invest-              Invest-              Invest-
                                         Ratio of      ment   Ratio of      ment   Ratio of      ment
                                         Expenses    Income   Expenses    Income   Expenses    Income
                                  Ending       to        to         to        to         to        to
                                     Net  Average   Average    Average   Average    Average   Average   Portfolio
                                  Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended June 30,                (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005(e)                         $54,315     1.29%*    2.84%*     1.25%*    2.88%*     1.24%*    2.89%*        19%
 2004                             56,787     1.28      2.47       1.25      2.51       1.25      2.51          45
 2003                             59,780     1.35      2.34       1.25      2.44       1.24      2.45          38
 2002                             68,197     1.29      2.64       1.25      2.68       1.25      2.68          34
 2001                             85,586     1.26      2.96       1.24      2.98       1.24      2.98          37
 2000                             93,400     1.26      2.95       1.21      3.01       1.20      3.02          53
Class B (8/96)
 2005(e)                          21,469     2.04*     2.09*      2.00*     2.12*      1.99*     2.13*         19
 2004                             23,110     2.03      1.72       2.00      1.76       2.00      1.76          45
 2003                             26,534     2.10      1.60       2.00      1.71       1.99      1.71          38
 2002                             34,071     2.04      1.89       2.00      1.93       2.00      1.93          34
 2001                             41,641     2.01      2.22       1.99      2.23       1.99      2.23          37
 2000                             45,779     2.01      2.20       1.96      2.26       1.95      2.27          53
Class C (8/96)
 2005(e)                           7,813     2.04*     2.10*      2.00*     2.13*      1.99*     2.14*         19
 2004                              8,229     2.03      1.72       2.00      1.75       2.00      1.76          45
 2003                              9,083     2.10      1.59       2.00      1.69       1.99      1.70          38
 2002                             10,828     2.04      1.89       2.00      1.94       2.00      1.94          34
 2001                             14,302     2.01      2.22       1.99      2.23       1.99      2.23          37
 2000                             14,837     2.01      2.21       1.96      2.27       1.95      2.28          53
Class R (8/96)
 2005(e)                             750     1.03*     3.19*      1.00*     3.23*       .99*     3.24*         19
 2004                                716     1.03      2.72       1.00      2.75       1.00      2.76          45
 2003                                731     1.10      2.58       1.00      2.69        .99      2.69          38
 2002                                783     1.04      2.90       1.00      2.94       1.00      2.94          34
 2001                              1,120     1.01      3.21       1.00      3.22        .99      3.23          37
 2000                              1,111     1.01      3.20        .96      3.26        .95      3.26          53
------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For six months ended December 31, 2004.

                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations        Less Distributions
                                         ----------------------------  ------------------------                    -------


STOCK and BOND


                                                          Net
                                                    Realized/
                                                   Unrealized
                               Beginning       Net    Invest-              Net                   Ending             Ending
                                     Net   Invest-       ment          Invest-                      Net                Net
                                   Asset      ment       Gain             ment  Capital           Asset     Total   Assets
Year Ended June 30,                Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005(e)                          $24.56      $.30     $ 1.14  $ 1.44    $(.34)  $   --  $ (.34) $25.66      5.89% $33,179
 2004                              22.72       .41       1.92    2.33     (.49)      --    (.49)  24.56     10.29   33,312
 2003                              23.48       .38       (.65)   (.27)    (.43)    (.06)   (.49)  22.72      (.99)  36,751
 2002                              25.25       .44      (1.73)  (1.29)    (.47)    (.01)   (.48)  23.48     (5.14)  42,907
 2001                              25.20       .57       2.00    2.57     (.58)   (1.94)  (2.52)  25.25     10.39   49,030
 2000                              27.18       .69      (1.02)   (.33)    (.70)    (.95)  (1.65)  25.20     (1.23)  52,470
Class B (8/96)
 2005(e)                           24.56       .21       1.14    1.35     (.25)      --    (.25)  25.66      5.50   12,713
 2004                              22.72       .23       1.92    2.15     (.31)      --    (.31)  24.56      9.48   12,459
 2003                              23.48       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.72     (1.73)  12,255
 2002                              25.25       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.48     (5.86)  13,067
 2001                              25.20       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.25      9.58   12,243
 2000                              27.18       .50      (1.02)   (.52)    (.51)    (.95)  (1.46)  25.20     (1.97)  11,200
Class C (8/96)
 2005(e)                           24.58       .21       1.14    1.35     (.25)      --    (.25)  25.68      5.50    8,393
 2004                              22.73       .23       1.93    2.16     (.31)      --    (.31)  24.58      9.52    8,632
 2003                              23.49       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.73     (1.73)   7,541
 2002                              25.26       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.49     (5.86)   6,686
 2001                              25.21       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.26      9.58    6,498
 2000                              27.19       .50      (1.02)   (.52)    (.51)    (.95)  (1.46)  25.21     (1.93)   6,620
Class R (8/96)
 2005(e)                           24.56       .34       1.13    1.47     (.37)      --    (.37)  25.66      6.02   10,559
 2004                              22.72       .47       1.92    2.39     (.55)      --    (.55)  24.56     10.56    9,117
 2003                              23.47       .44       (.64)   (.20)    (.49)    (.06)   (.55)  22.72      (.70)   7,048
 2002                              25.24       .50      (1.72)  (1.22)    (.54)    (.01)   (.55)  23.47     (4.90)   5,324
 2001                              25.19       .62       2.01    2.63     (.64)   (1.94)  (2.58)  25.24     10.66    5,396
 2000                              27.18       .76      (1.03)   (.27)    (.77)    (.95)  (1.72)  25.19     (1.02)   4,625
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                            Before Credit/           After            After Credit/
                                            Reimbursement       Reimbursement(c)     Reimbursement(d)
STOCK and BOND                           ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                               Expenses    Income   Expenses    Income   Expenses    Income
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended June 30,              Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005(e)                           1.35%*    2.33%*     1.25%*    2.43%*     1.25%*    2.43%*        24%
 2004                              1.36      1.61       1.25      1.72       1.25      1.72          61
 2003                              1.38      1.64       1.25      1.77       1.25      1.77          68
 2002                              1.40      1.61       1.25      1.76       1.24      1.77          82
 2001                              1.41      2.04       1.25      2.20       1.24      2.21          73
 2000                              1.38      2.50       1.21      2.66       1.20      2.67          81
Class B (8/96)
 2005(e)                           2.10*     1.59*      2.00*     1.68*      2.00*     1.68*         24
 2004                              2.11       .86       2.00       .97       2.00       .97          61
 2003                              2.13       .89       2.00      1.02       2.00      1.02          68
 2002                              2.15       .86       2.00      1.01       1.99      1.02          82
 2001                              2.15      1.28       2.00      1.43       1.99      1.44          73
 2000                              2.13      1.76       1.96      1.92       1.95      1.93          81
Class C (8/96)
 2005(e)                           2.10*     1.58*      2.00*     1.68*      2.00*     1.68*         24
 2004                              2.11       .87       2.00       .98       2.00       .98          61
 2003                              2.13       .90       2.00      1.03       2.00      1.03          68
 2002                              2.15       .86       2.00      1.01       1.99      1.02          82
 2001                              2.15      1.29       2.00      1.44       1.99      1.45          73
 2000                              2.13      1.76       1.96      1.93       1.95      1.93          81
Class R (8/96)
 2005(e)                           1.10*     2.59*      1.00*     2.69*      1.00*     2.69*         24
 2004                              1.11      1.87       1.00      1.98       1.00      1.98          61
 2003                              1.13      1.90       1.00      2.03       1.00      2.03          68
 2002                              1.15      1.86       1.00      2.01        .99      2.02          82
 2001                              1.15      2.27       1.00      2.42        .99      2.43          73
 2000                              1.13      2.74        .96      2.91        .95      2.92          81
--------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For six months ended December 31, 2004.



                                See accompanying notes to financial statements.

----
42

                                     Notes

--------------------------------------------------------------------------------
43

                                     Notes

--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                      Legal Counsel              Transfer Agent and
Nuveen Asset Management*          Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive             Chicago, IL                Boston Financial
Chicago, IL 60606                                            Data Services, Inc.
                                  Independent Registered     Nuveen Investor Services
Sub-Advisers                      Public Accounting Firm     P.O. Box 8530
NWQ Investment Management         PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                      Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067             Custodian
Institutional Capital Corporation State Street Bank & Trust
225 West Wacker Drive             Boston, MA
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================
Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
45

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MSA-GRINC-1204D

  Portfolio Manager's Comments

  The Nuveen NWQ Small-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Phyllis Thomas, the Fund's portfolio manager, about the Fund's strategy during the reporting period that ended December 31, 2004.

--------------------------------------------------------------------------------
What was your strategy in managing the Fund during the reporting period?

NWQ's investment process is always focused on a bottom-up, fundamentally based analysis of potential equity holdings. The research team is searching for mis-priced securities which have favorable risk/reward characteristics and emerging catalysts that we believe could unlock this value. Potential catalysts for improving fundamentals include new management, industry consolidation, internal restructuring, or a cyclical rise in demand. Most importantly, our disciplined, value-oriented stock selection process focuses on rigorous analysis of cash flow and the balance sheet. Multiple valuation metrics including HOLT's (HOLT is a leading provider of independent research and valuation services to asset managers) cash flow models are used to establish worst case, best case and most likely price targets for each holding.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  The Nuveen NWQ Global Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Gregg Tenser, Paul Hechmer and Mark Morris, the Fund's portfolio managers, about the Fund's strategy during the reporting period that ended December 31, 2004.

--------------------------------------------------------------------------------

What was your strategy in managing the Fund during the reporting period?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on trying to identify attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Under normal market conditions, at least 80% of the fund's net assets will be invested in equity securities of U.S. and foreign companies. The proportion of fund assets invested in foreign investments is a byproduct of the investment process and will vary over time, but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund currently intends to invest in U.S. companies and dollar-denominated equity securities of foreign companies, including ADRs and other types of dollar-denominated depositary receipts of such companies. The Fund may invest up to 10% of its net assets in equity securities of foreign companies domiciled in emerging markets. Under normal market conditions, the fund intends to be fully invested, but generally may hold up to 10% in cash equivalents and other short-term fixed-income securities as a byproduct of the investment process and in order to meet fund expenses.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

  Portfolio Manager's Comments

  The Nuveen NWQ Value Opportunities Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Dave Iben, the Fund's portfolio manager, about the Fund's strategy during the reporting period that ended December 31, 2004.

--------------------------------------------------------------------------------
What was your strategy in managing the Fund during the reporting period?

The philosophy underlying our management approach is to invest in stocks selling for less than their intrinsic values. In short, we want to buy stocks that are worth more than the market believes. Our security selection approach is bottom-up, meaning we assess stocks on their individual merits, rather than investing in companies because they belong to a favored sector. Generally, we prefer companies with strong franchise values, capable management teams, appropriate balance sheets, healthy market shares, and good or improving fundamentals.

To select stocks, we rely heavily on the experience and skill of NWQ's research staff, which seeks to uncover hidden value opportunities using a variety of measures. Our search for value takes us all over the world, with approximately 20 percent of the portfolio's net assets invested outside North America (32 percent outside the United States) on December 31, 2004.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 3

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04                  Nuveen NWQ Small-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $21.01   $21.00   $21.00   $21.01
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Cumulative Total Returns as of 12/31/04

                        A Shares                NAV     Offer
                        ---------------------------------------
                        Since Inception       5.05%    -0.99%
                        ---------------------------------------

                        B Shares           w/o CDSC    w/CDSC
                        ---------------------------------------
                        Since Inception       5.00%     0.00%
                        ---------------------------------------

                        C Shares                NAV    w/CDSC
                        ---------------------------------------
                        Since Inception       5.00%     4.00%
                        ---------------------------------------

                        R Shares                NAV
                        ---------------------------------------
                        Since Inception       5.05%
                        ---------------------------------------

                         Top Five Stock Holdings/1/
                         Stolt Offshore S.A., ADR  4.8%
                         ------------------------------
                         Sauer-Danfoss, Inc.       4.7%
                         ------------------------------
                         Gibraltar Industries Inc. 4.4%
                         ------------------------------
                         Griffon Corporation       4.3%
                         ------------------------------
                         Del Monte Foods Company   3.8%
                         ------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  100.0%

                            Portfolio Statistics
                            Net Assets ($000) $2,101
                            ------------------------
                            Number of Stocks      44
                            ------------------------
                            Expense Ratio/2/   1.49%
                            ------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
2Class A shares after reimbursement for the period December 9, 2004
 (commencement of operations) through December 31, 2004.

                          Semiannual Report l Page 4

  Fund Spotlight as of 12/31/04                  Nuveen NWQ Small-Cap Value Fund

================================================================================


Portfolio Diversification/1/
Materials              30.4%
----------------------------
Industrials            20.2%
----------------------------
Financials             17.3%
----------------------------
Energy                 12.7%
----------------------------
Information Technology  9.0%
----------------------------
Consumer Discretionary  5.6%
----------------------------
Consumer Staples        3.8%
----------------------------
Utilities               1.0%
----------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 23 days of the Fund's operations they may not provide a meaningful understanding of the Fund's ongoing costs.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Hypothetical Performance
                                             Actual Performance                    (5% return before expenses)
                                   ----------------------------------------  ---------------------------------------
                                    A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
--------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/09/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
--------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)    $1,050.50 $1,050.00 $1,050.00 $1,050.50   $1,002.21 $1,001.74 $1,001.74 $1,002.37
--------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    0.96 $    1.45 $    1.45 $    0.80   $    0.94 $    1.41 $    1.41 $    0.78
--------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.49%, 2.24%, 2.24% and 1.24% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 23/365 (to reflect the 23 days in the period since the Fund's commencement of operations).

                           Semiannual Report  Page 5

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04                     Nuveen NWQ Global Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.74   $20.74   $20.74   $20.75
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Cumulative Total Returns as of 12/31/04

                        A Shares                NAV     Offer
                        ---------------------------------------
                        Since Inception       3.70%    -2.26%
                        ---------------------------------------

                        B Shares           w/o CDSC    w/CDSC
                        ---------------------------------------
                        Since Inception       3.70%    -1.30%
                        ---------------------------------------

                        C Shares                NAV    w/CDSC
                        ---------------------------------------
                        Since Inception       3.70%     2.70%
                        ---------------------------------------

                        R Shares                NAV
                        ---------------------------------------
                        Since Inception       3.75%
                        ---------------------------------------

                  Top Five Stock Holdings/1/
                  Computer Associates International, Inc. 2.9%
                  --------------------------------------------
                  Countrywide Financial Corporation       2.9%
                  --------------------------------------------
                  Fannie Mae                              2.6%
                  --------------------------------------------
                  Barrick Gold Corporation                2.5%
                  --------------------------------------------
                  Altria Group, Inc.                      2.4%
                  --------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  100.0%

                            Portfolio Statistics
                            Net Assets ($000) $2,075
                            ------------------------
                            Number of Stocks      61
                            ------------------------
                            Expense Ratio/2/   1.69%
                            ------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
2Class A shares after reimbursement for the period December 9, 2004
 (commencement of operations) through December 31, 2004.

                          Semiannual Report l Page 6

  Fund Spotlight as of 12/31/04                     Nuveen NWQ Global Value Fund

================================================================================


Country Allocation/1/
United States    52.2%
----------------------
Japan            15.0%
----------------------
United Kingdom    7.1%
----------------------
Canada            5.3%
----------------------
South Korea       3.8%
----------------------
Italy             3.4%
----------------------
South Africa      1.8%
----------------------
Netherlands       1.6%
----------------------
Taiwan            1.6%
----------------------
Hong Kong         1.6%
----------------------
Portugal          1.6%
----------------------
Switzerland       1.6%
----------------------
Finland           1.6%
----------------------
Papua New Guinea  0.9%
----------------------
Australia         0.9%
----------------------

Portfolio Diversification/1/
Financials                 17.0%
--------------------------------
Consumer Discretionary     15.4%
--------------------------------
Consumer Staples           12.1%
--------------------------------
Materials                  12.0%
--------------------------------
Industrials                 9.9%
--------------------------------
Energy                      8.9%
--------------------------------
Telecommunication Services  8.7%
--------------------------------
Information Technology      8.6%
--------------------------------
Utilities                   5.8%
--------------------------------
Healthcare                  1.6%
--------------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 23 days of the Fund's operations they may not provide a meaningful understanding of the Fund's ongoing costs.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Hypothetical Performance
                                             Actual Performance                    (5% return before expenses)
                                   ----------------------------------------  ---------------------------------------
                                    A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
--------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/09/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
--------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)    $1,037.00 $1,037.00 $1,037.00 $1,037.50   $1,002.09 $1,001.61 $1,001.61 $1,002.24
--------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    1.08 $    1.57 $    1.57 $    0.92   $    1.07 $    1.54 $    1.54 $    0.91
--------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.44%, 2.44% and 1.44% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 23/365 (to reflect the 23 days in the period since the Fund's commencement of operations).

                           Semiannual Report  Page 7

--------------------------------------------------------------------------------
  Fund Spotlight as of 12/31/04              Nuveen NWQ Value Opportunities Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.59   $20.58   $20.58   $20.59
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Cumulative Total Returns as of 12/31/04

                        A Shares                NAV     Offer
                        ---------------------------------------
                        Since Inception       2.95%    -2.97%
                        ---------------------------------------

                        B Shares           w/o CDSC    w/CDSC
                        ---------------------------------------
                        Since Inception       2.90%    -2.10%
                        ---------------------------------------

                        C Shares                NAV    w/CDSC
                        ---------------------------------------
                        Since Inception       2.90%     1.90%
                        ---------------------------------------

                        R Shares                NAV
                        ---------------------------------------
                        Since Inception       2.95%
                        ---------------------------------------

                 Top Five Stock Holdings/1/
                 Union Pacific Corporation                6.2%
                 ---------------------------------------------
                 Barrick Gold Corporation                 4.9%
                 ---------------------------------------------
                 AngloGold Ashanti Limited, Sponsored ADR 4.6%
                 ---------------------------------------------
                 Allied Waste Industries, Inc.            4.2%
                 ---------------------------------------------
                 CP Ships Limited                         3.7%
                 ---------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities            87.2%
Convertible Bonds   12.8%

                            Portfolio Statistics
                            Net Assets ($000) $2,059
                            ------------------------
                            Number of Stocks      39
                            ------------------------
                            Expense Ratio/2/   1.49%
                            ------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.
2Class A shares after reimbursement for the period December 9, 2004
 (commencement of operations) through December 31, 2004.

                          Semiannual Report l Page 8

  Fund Spotlight as of 12/31/04              Nuveen NWQ Value Opportunities Fund

================================================================================


Country Allocation/1/
United States    54.4%
----------------------
Canada           16.0%
----------------------
South Africa      5.9%
----------------------
South Korea       5.6%
----------------------
Japan             5.1%
----------------------
France            3.7%
----------------------
Cayman Islands    3.0%
----------------------
Papua New Guinea  2.6%
----------------------
United Kingdom    1.3%
----------------------
Finland           1.2%
----------------------
Netherlands       1.2%
----------------------

Sectors/1/
Equities:
Materials                  28.5%
--------------------------------
Industrials                17.7%
--------------------------------
Consumer Staples            9.6%
--------------------------------
Energy                      7.4%
--------------------------------
Utilities                   7.1%
--------------------------------
Information Technology      5.9%
--------------------------------
Financials                  5.0%
--------------------------------
Transportation              3.7%
--------------------------------
Telecommunication Services  2.3%
--------------------------------
Convertible Bonds:
Information Technology      7.0%
--------------------------------
Energy                      3.5%
--------------------------------
Industrials                 2.3%
--------------------------------

1As a percentage of total holdings as of December 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 23 days of the Fund's operations they may not provide a meaningful understanding of the Fund's ongoing costs.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Hypothetical Performance
                                             Actual Performance                    (5% return before expenses)
                                   ----------------------------------------  ---------------------------------------
                                    A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
--------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/09/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
--------------------------------------------------------------------------------------------------------------------
Ending Account Value (12/31/04)    $1,029.50 $1,029.00 $1,029.00 $1,029.50   $1,002.21 $1,001.74 $1,001.74 $1,002.37
--------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    0.95 $    1.43 $    1.43 $    0.79   $    0.94 $    1.41 $    1.41 $    0.78
--------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.49%, 2.24%, 2.24% and 1.24% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 23/365 (to reflect the 23 days in the period since the Fund's commencement of operations).

                           Semiannual Report  Page 9

Portfolio of Investments (Unaudited)
NUVEEN NWQ SMALL-CAP VALUE FUND
December 31, 2004

                                                                            Market
Shares Description                                                           Value
----------------------------------------------------------------------------------
       COMMON STOCKS - 94.5%

       Consumer Discretionary - 5.3%

 3,400 Casey's General Stores, Inc.                                 $       61,710

 9,000 Quaker Fabric Corporation                                            50,400
----------------------------------------------------------------------------------
       Consumer Staples - 3.6%

 6,900 Del Monte Foods Company #                                            76,038
----------------------------------------------------------------------------------
       Energy - 12.0%

 1,900 Denbury Resources Inc. #                                             52,155

 3,500 Range Resources Corporation                                          71,610

14,800 Stolt Offshore S.A., ADR #                                           96,200

 1,800 Todco, Class A #                                                     33,156
----------------------------------------------------------------------------------
       Financials - 16.3%

 3,300 Anthracite Capital, Inc.                                             40,788

 1,665 The Bancorp, Inc. #                                                  26,640

 1,700 Franklin Bank Corporation #                                          31,025

 4,300 HomeBanc Corp.                                                       41,624

 1,500 IndyMac Bancorp, Inc.                                                51,675

 4,000 New York Mortgage Trust, Inc.                                        44,800

 3,000 PMA Capital Corporation, Class A #                                   31,050

   700 RAIT Investment Trust                                                19,579

   900 Saxon Capital Inc.                                                   21,591

 3,300 Sunset Financial Resources, Inc.                                     34,353
----------------------------------------------------------------------------------
       Industrials - 19.1%

 1,300 Chicago Bridge & Iron Company N.V.                                   52,000

 1,600 General Cable Corporation #                                          22,160

 3,200 Griffon Corporation #                                                86,400

 1,400 Kennametal Inc.                                                      69,678

 1,000 Marten Transport, Ltd. #                                             22,730

   700 Ritchie Bros. Auctioneers Incorporated                               23,142

 4,300 Sauer-Danfoss, Inc.                                                  93,783

   900 York International Corporation                                       31,086
----------------------------------------------------------------------------------
       Information Technology - 8.5%

 1,500 Excel Technology, Inc. #                                             39,000

 2,800 Mattson Technology, Inc. #                                           31,528

 8,300 Maxtor Corporation #                                                 43,990

24,600 Quantum Corporation #                                                64,452
----------------------------------------------------------------------------------
       Materials - 28.7%

 3,500 Agrium Inc.                                                          58,975

 3,100 Aleris International Inc. #                                          52,452

   600 Arch Coal, Inc.                                                      21,324

 2,600 Buckeye Technologies Inc. #                                          33,826

 2,100 Century Aluminum Company #                                           55,146

   400 Georgia Gulf Corporation                                             19,920

----
10

                                                                            Market
Shares Description                                                           Value
----------------------------------------------------------------------------------
       Materials (continued)

 3,700 Gibraltar Industries Inc.                                    $       87,394

 1,400 Glatfelter                                                           21,392

   900 Packaging Corp of America                                            21,195

 2,100 PolyOne Corporation #                                                19,026

 1,100 Reliance Steel & Aluminum Co.                                        42,856

 5,100 Sappi Limited, Sponsored ADR                                         73,950

 1,700 Smurfit-Stone Container Corporation #                                31,756

 3,500 Wausau-Mosinee Paper Corporation                                     62,510
----------------------------------------------------------------------------------
       Utilities - 1.0%

   400 Southwestern Energy Company #                                        20,276
----------------------------------------------------------------------------------
       Total Investments (cost $1,889,719)                               1,986,341
       --------------------------------------------------------------------------
       Other Assets Less Liabilities - 5.5%                                114,504
       --------------------------------------------------------------------------
       Net Assets - 100%                                            $    2,100,845
       --------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
11

Portfolio of Investments (Unaudited)
NUVEEN NWQ GLOBAL VALUE FUND
December 31, 2004

                                                                             Market
Shares Description                                                            Value
-----------------------------------------------------------------------------------
       COMMON STOCKS - 92.0%

       Consumer Discretionary - 15.7%

 1,030 Dai Nippon Printing Co., Ltd.                                $        33,630

 2,200 Delphi Corporation                                                    19,844

   860 Fuji Photo Film Co., Ltd.                                             31,803

 2,300 Liberty Media Corporation, Class A #                                  25,254

 1,640 Makita Corporation                                                    29,110

 2,000 Matsushita Electric Industrial Co., Ltd.                              32,100

 2,020 Nintendo Co., Ltd.                                                    32,017

 2,800 Sekisui House, Ltd.                                                   32,900

 1,500 Toys "R" Us, Inc. #                                                   30,705

   700 Viacom Inc., Class B                                                  25,473

   540 Wacoal Corp.                                                          33,075
-----------------------------------------------------------------------------------
       Consumer Staples - 11.1%

 1,300 Albertson's, Inc.                                                     31,044

   750 Altria Group, Inc.                                                    45,825

 1,710 Associated British Foods PLC                                          26,163

 1,490 J. Sainsbury plc Sponsored ADR                                        31,588

   500 Kimberly-Clark Corporation                                            32,905

 3,140 Kirin Brewery Company, Limited                                        31,086

 2,160 Shiseido Company, Limited                                             31,644
-----------------------------------------------------------------------------------
       Energy - 8.2%

   250 Eni S.p.A., Sponsored ADR                                             31,460

   600 Kerr-McGee Corporation                                                34,674

   650 Noble Energy, Inc.                                                    40,079

   600 Shell Transport & Trading Company                                     30,840

   940 Suncor Energy, Inc.                                                   33,276
-----------------------------------------------------------------------------------
       Financials - 15.6%

   900 Aon Corporation                                                       21,474

   900 Citigroup Inc.                                                        43,362

 1,500 Countrywide Financial Corporation                                     55,515

   700 Fannie Mae                                                            49,847

   450 The Hartford Financial Services Group, Inc.                           31,190

 1,000 JPMorgan Chase & Co.                                                  39,010

   200 MGIC Investment Corporation                                           13,782

   700 Radian Group Inc.                                                     37,268

   550 Wells Fargo & Company                                                 34,183
-----------------------------------------------------------------------------------
       Healthcare - 1.5%

   250 Aetna Inc.                                                            31,188
-----------------------------------------------------------------------------------
       Industrials - 9.1%

   600 Lockheed Martin Corporation                                           33,330

 1,850 Metso Corporation                                                     29,637

   700 Northrop Grumman Corporation                                          38,052

----
12

                                                                             Market
Shares Description                                                            Value
-----------------------------------------------------------------------------------
       Industrials (continued)

   550 Pitney Bowes Inc.                                            $        25,454

   550 Raytheon Company                                                      21,357

   600 Union Pacific Corporation                                             40,350
-----------------------------------------------------------------------------------
       Information Technology - 6.4%

 1,800 Agilent Technologies, Inc. #                                          43,380

 1,800 Computer Associates International, Inc.                               55,908

 1,900 Motorola, Inc.                                                        32,680
-----------------------------------------------------------------------------------
       Materials - 11.0%

   880 Alumina Limited                                                       16,315

   400 Anglogold Ashanti Limited                                             14,540

 1,950 Barrick Gold Corporation                                              47,229

 1,920 DSM NV                                                                31,488

 2,100 Harmony Gold Mining Company Limited #                                 19,467

   750 International Paper Company                                           31,500

   880 Lihir Gold Limited #                                                  16,342

 1,190 Noranda, Inc.                                                         20,944

   350 POSCO                                                                 15,586

   130 Rio Tinto plc, Sponsored ADR                                          15,497
-----------------------------------------------------------------------------------
       Telecommunication Services - 8.0%

 1,460 Chunghwa Telecom Co., Ltd., Sponsored ADR                             30,733

 1,770 KT Corporation                                                        38,604

 1,350 Sprint Corporation                                                    33,548

   760 Swisscom AG Sponsored ADR                                             30,043

 1,000 Telecom Italia S.p.A., Sponsored ADR                                  33,020
-----------------------------------------------------------------------------------
       Utilities - 5.4%

 5,250 CLP Holdings Limited                                                  30,712

 1,010 EDP - Energias de Portugal, S.A.                                      30,532

 1,450 Korea Electric Power Corporation (KEPCO)                              19,198

 1,260 United Utilities plc, Sponsored ADR                                   30,942
-----------------------------------------------------------------------------------
       Total Investments (cost $1,836,536)                                1,909,702
       ---------------------------------------------------------------------------
       Other Assets Less Liabilities - 8.0%                                 165,013
       ---------------------------------------------------------------------------
       Net Assets - 100%                                            $     2,074,715
       ---------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
13

Portfolio of Investments (Unaudited)
NUVEEN NWQ VALUE OPPORTUNITIES FUND
December 31, 2004

                                                                                 Market
Shares Description                                                                Value
---------------------------------------------------------------------------------------
       COMMON STOCKS - 73.2%

       Consumer Staples - 8.1%

   900 Archer-Daniels - Midland Company                                 $        20,079

   800 Del Monte Foods Company #                                                  8,816

 2,400 The Kroger Co. #                                                          42,096

11,000 Rite Aid Corporation #                                                    40,260

 3,000 Tyson Foods, Inc., Class A                                                55,200
---------------------------------------------------------------------------------------
       Energy - 6.2%

    50 Areva CI #                                                                22,767

   500 Nexen Inc.                                                                20,325

   900 Technip SA, ADR                                                           42,012

 1,000 Unocal Corporation                                                        43,240
---------------------------------------------------------------------------------------
       Financials - 4.2%

 2,700 Aon Corporation                                                           64,422

   800 CNA Financial Corporation #                                               21,368
---------------------------------------------------------------------------------------
       Industrials - 14.8%

 1,900 AGCO Corporation #                                                        41,591

 7,800 Allied Waste Industries, Inc. #                                           72,384

 1,500 Komatsu, Ltd., Sponsored ADR                                              41,983

 1,300 Metso Corporation, Sponsored ADR                                          20,826

 1,600 Union Pacific Corporation                                                107,600

   600 York International Corporation                                            20,724
---------------------------------------------------------------------------------------
       Information Technology - 4.9%

   600 Kyocera Corporation, Sponsored ADR                                        46,188

10,400 Maxtor Corporation #                                                      55,120
---------------------------------------------------------------------------------------
       Materials - 24.0%

 2,200 AngloGold Ashanti Limited, Sponsored ADR                                  79,970

 3,500 Barrick Gold Corporation                                                  84,770

 3,200 Bema Gold Corporation #                                                    9,792

 1,300 DSM NV, Sponsored ADR                                                     21,320

 7,000 Eldorado Gold Corporation #                                               20,650

 3,800 Gammon Lake Resources Inc. #                                              20,292

   600 Inco Limited #                                                            22,068

 2,400 Lihir Gold Limited, Sponsored ADR #                                       44,568

 1,200 Lonmin PLC, Sponsored ADR                                                 21,660

 1,200 The Mosaic Company #                                                      19,584

 3,600 Noranda, Inc.                                                             63,360

 9,100 Orezone Resources Inc. #                                                  11,375

 1,500 Sappi Limited, Sponsored ADR                                              21,750

 3,000 Apex Silver Mines Limited #                                               51,540
---------------------------------------------------------------------------------------
       Telecommunication Services - 1.9%

 1,800 KT Corporation, Sponsored ADR                                             39,258

----
14

                                                                                                            Market
      Shares Description                                                                                     Value
------------------------------------------------------------------------------------------------------------------
             Transportation - 3.1%

       4,500 CP Ships Limited                                                                       $       64,575
------------------------------------------------------------------------------------------------------------------
             Utilities - 6.0%

         800 Alliant Energy Corporation                                                                     22,880

         600 American Electric Power Company, Inc.                                                          20,604

         500 DTE Energy Company                                                                             21,565

       4,400 Korea Electric Power Corporation (KEPCO), Sponsored ADR                                        58,255
------------------------------------------------------------------------------------------------------------------
             Total Common Stocks (cost $1,449,358)                                                       1,506,837
             ----------------------------------------------------------------------------------------------------

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS - 10.7%

             Energy - 2.9%

      $   61 Loews Corporation Notes, Exchangeable for shares of Diamond
              Offshore Drilling Inc. Common Stock, 3.125%, 9/15/07         9/05 at 100.63        A-         60,238
------------------------------------------------------------------------------------------------------------------
             Industrials - 2.0%

          40 Electro Scientific Industries, Inc., 4.250%, 12/21/06        12/05 at 100.85       N/R         40,300
------------------------------------------------------------------------------------------------------------------
             Information Technology - 5.8%

          41 International Rectifier Corporation, Convertible                No Opt. Call         B         40,898
              Subordinated Notes, 4.250%, 7/15/07

          82 TriQuint Semiconductor, Inc., 4.000%, 3/01/07                   No Opt. Call       N/R         79,745
------------------------------------------------------------------------------------------------------------------
      $  224 Total Corporate Bonds (cost $221,321)                                                         221,181
------------------------------------------------------------------------------------------------------------------
             Total Investments (cost $1,670,709) - 83.9%                                                 1,728,018
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 16.1%                                                         330,927
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    2,058,945
             ----------------------------------------------------------------------------------------------------

             #  Non-income producing.

             * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

           N/R  Investment is not rated.

                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities (Unaudited)
December 31, 2004

                                                                                          Small-Cap     Global         Value
                                                                                              Value      Value Opportunities
----------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $1,889,719, $1,836,536, and $1,670,709, respectively) $1,986,341 $1,909,702    $1,728,018
Cash                                                                                        206,471    164,048       330,081
Receivables:
  Dividends and interest                                                                      3,122      3,100         4,961
  Fund manager                                                                                  224         --           246
  Reclaims                                                                                        5         --            --
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                          2,196,163  2,076,850     2,063,306
----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables for investments purchased                                                           93,456         --         2,166
Accrued expenses:
  Management fees                                                                                --         19            --
  12b-1 distribution and service fees                                                             4          4             4
  Other                                                                                       1,858      2,112         2,191
----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                        95,318      2,135         4,361
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                               $2,100,845 $2,074,715    $2,058,945
----------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                               $    2,626 $    2,593    $    2,574
Shares outstanding                                                                              125        125           125
Net asset value per share                                                                $    21.01 $    20.74    $    20.59
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                        $    22.29 $    22.01    $    21.85
----------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                               $    2,625 $    2,592    $    2,572
Shares outstanding                                                                              125        125           125
Net asset value and offering price per share                                             $    21.00 $    20.74    $    20.58
----------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                               $    2,625 $    2,592    $    2,572
Shares outstanding                                                                              125        125           125
Net asset value and offering price per share                                             $    21.00 $    20.74    $    20.58
----------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                               $2,092,969 $2,066,938    $2,051,227
Shares outstanding                                                                           99,625     99,625        99,625
Net asset value and offering price per share                                             $    21.01 $    20.75    $    20.59
----------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                          $2,000,000 $2,000,000    $2,000,000
Undistributed net investment income                                                           4,223      1,549         1,636
Net unrealized appreciation of investments                                                   96,622     73,166        57,309
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                               $2,100,845 $2,074,715    $2,058,945
----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
16

Statement of Operations (Unaudited)
For the Period December 9, 2004
(commencement of operations) through December 31, 2004

                                                                            Small-Cap    Global         Value
                                                                                Value     Value Opportunities
--------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $29, $282 and $363, respectively)  $  5,205  $ 2,817        $ 2,094
Interest                                                                          627      582          1,130
--------------------------------------------------------------------------------------------------------------
Total investment income                                                         5,832    3,399          3,224
--------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                 1,281    1,269          1,264
12b-1 distribution and service fees - Class B                                       2        2              2
12b-1 distribution and service fees - Class C                                       2        2              2
Shareholders' servicing agent fees and expenses                                     5        5              5
Custodian's fees and expenses                                                   1,104    1,104          1,104
Trustees' fees and expenses                                                         6        6              6
Professional fees                                                                 643      643            643
Shareholders' reports - printing and mailing expenses                              50       50             50
Federal and state registration fees                                                16       16             16
Other expenses                                                                      6        6              6
--------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                     3,115    3,103          3,098
  Expense reimbursement                                                        (1,506)  (1,253)        (1,510)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                                    1,609    1,850          1,588
--------------------------------------------------------------------------------------------------------------
Net investment income                                                           4,223    1,549          1,636
--------------------------------------------------------------------------------------------------------------
Unrealized Gain from Investments
Net change in unrealized appreciation (depreciation) of investments            96,622   73,166         57,309
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $100,845  $74,715        $58,945
--------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets (Unaudited)
For the Period December 9, 2004
(commencement of operations) through December 31, 2004

                                                                     Small-Cap     Global         Value
                                                                         Value      Value Opportunities
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $    4,223 $    1,549    $    1,636
Net change in unrealized appreciation (depreciation) of investments     96,622     73,166        57,309
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             100,845     74,715        58,945
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                         2,000,000  2,000,000     2,000,000
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions              2,000,000  2,000,000     2,000,000
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                           2,100,845  2,074,715     2,058,945
Net assets at the beginning of period                                       --         --            --
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $2,100,845 $2,074,715    $2,058,945
-------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of period            $    4,223 $    1,549    $    1,636
-------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen NWQ Small-Cap Value Fund ("Small-Cap Value"), Nuveen NWQ Global Value Fund ("Global Value") and Nuveen NWQ Value Opportunities Fund ("Value Opportunities") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase (currently from $50 million to $2 billion) that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security using market data and other information similar to the information used by the pricing service described above. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At December 31, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares


----
19
agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 9, 2004 (commencement of operations) through December 31, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the period December 9, 2004 (commencement of operations) through December 31, 2004.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


----
20

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period December 9, 2004 (commencement of operations) through December 31, 2004, were as follows:

                                      Small-Cap Value
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

                                        Global Value
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

                                     Value Opportunities
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities for the period December 9, 2004 (commencement of operations) through December 31, 2004, were as follows:

                                    Small-Cap     Global         Value
                                        Value      Value Opportunities
          ------------------------------------------------------------
          Purchases:
            Investment securities  $1,889,719 $1,836,536    $1,670,669
          Sales and maturities:
            Investment securities          --         --            --
          ------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments were as follows:

                                 Small-Cap     Global         Value
                                     Value      Value Opportunities
            -------------------------------------------------------
            Cost of investments $1,889,719 $1,836,536    $1,670,709
            -------------------------------------------------------


----
21

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2004, were as follows:

                                            Small-Cap    Global         Value
                                                Value     Value Opportunities
 -----------------------------------------------------------------------------
 Gross unrealized:
   Appreciation                              $101,739  $79,513        $65,236
   Depreciation                                (5,117)  (6,347)        (7,927)
 -----------------------------------------------------------------------------
 Net unrealized appreciation of investments  $ 96,622  $73,166        $57,309
 -----------------------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .8000%
              For the next $125 million                    .7875
              For the next $250 million                    .7750
              For the next $500 million                    .7625
              For the next $1 billion                      .7500
              For net assets over $2 billion               .7250
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen Investments, Inc. owns a controlling interest while key management of NWQ owns a non-controlling minority interest. NWQ is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Funds through July 31,2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, 1.45% and 1.25% of the average daily net assets of Small-Cap Value, Global Value and Value Opportunities, respectively. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

At December 31, 2004, Nuveen Investments, Inc. owned 99,500 shares of Class A of Small-Cap Value, Global Value and Value Opportunities. At December 31, 2004, the Adviser owned 125 shares of each of Small-Cap Value's, Global Value's and Value Opportunities' Class A, B, C and R.


----
22

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations     Less Distributions
                          -------------------------- ---------------------                   ------


SMALL-CAP VALUE



                                           Net
                                     Realized/
                Beginning       Net Unrealized           Net               Ending            Ending
                      Net   Invest-    Invest-       Invest-                  Net               Net
                    Asset      ment       ment          ment Capital        Asset     Total  Assets
                    Value Income(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)
----------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   12/31/04        $20.00      $.04       $.97 $1.01     $--     $--   $-- $21.01      5.05% $    3
Class B (12/04)
  12/09/04 -
   12/31/04         20.00       .03        .97  1.00      --      --    --  21.00      5.00       3
Class C (12/04)
  12/09/04 -
   12/31/04         20.00       .03        .97  1.00      --      --    --  21.00      5.00       3
Class R (12/04)
  12/09/04 -
   12/31/04         20.00       .04        .97  1.01      --      --    --  21.01      5.05   2,093
----------------------------------------------------------------------------------------------------

Class (Inception Date)
                           Ratios/Supplemental Data
                ----------------------------------------------------
                       Before               After
                   Reimbursement       Reimbursement(c)
SMALL-CAP VALUE ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
                     Net       Net        Net       Net    Turnover
                  Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   12/31/04         2.63%*    1.88%*     1.49%*    3.02%*         0%
Class B (12/04)
  12/09/04 -
   12/31/04         3.38*     1.13*      2.24*     2.27*          0
Class C (12/04)
  12/09/04 -
   12/31/04         3.38*     1.13*      2.24*     2.27*          0
Class R (12/04)
  12/09/04 -
   12/31/04         2.41*     2.11*      1.24*     3.27*          0
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.

                                See accompanying notes to financial statements.

----
23

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations     Less Distributions
                        -------------------------- ---------------------                   ------


GLOBAL VALUE



                                         Net
                                   Realized/
              Beginning       Net Unrealized           Net               Ending            Ending
                    Net   Invest-    Invest-       Invest-                  Net               Net
                  Asset      ment       ment          ment Capital        Asset     Total  Assets
                  Value Income(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)
--------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   12/31/04      $20.00      $.01       $.73  $.74     $--     $--   $-- $20.74      3.70% $    3
Class B (12/04)
  12/09/04 -
   12/31/04       20.00        --        .74   .74      --      --    --  20.74      3.70       3
Class C (12/04)
  12/09/04 -
   12/31/04       20.00        --        .74   .74      --      --    --  20.74      3.70       3
Class R (12/04)
  12/09/04 -
   12/31/04       20.00       .02        .73   .75      --      --    --  20.75      3.75   2,067
--------------------------------------------------------------------------------------------------

Class (Inception Date)
                          Ratios/Supplemental Data
              -----------------------------------------------------
                               Before                After
                            Reimbursement       Reimbursement(c)
GLOBAL VALUE            ------------------    ------------------
                           Ratio                 Ratio
                          of Net                of Net
                         Invest-               Invest-
              Ratio of      ment    Ratio of      ment
              Expenses    Income    Expenses    Income
                    to        to          to        to
               Average   Average     Average   Average   Portfolio
                   Net       Net         Net       Net    Turnover
                Assets    Assets      Assets    Assets        Rate
-------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   12/31/04       2.67%*    (.01)%*     1.69%*     .97%*         0%
Class B (12/04)
  12/09/04 -
   12/31/04       3.42*     (.75)*      2.44*      .22*          0
Class C (12/04)
  12/09/04 -
   12/31/04       3.42*     (.75)*      2.44*      .22*          0
Class R (12/04)
  12/09/04 -
   12/31/04       2.42*      .23*       1.44*     1.21*          0
-------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.

                                See accompanying notes to financial statements.

----
24

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations     Less Distributions
                        -------------------------- ---------------------                   ------


VALUE OPPORTUNITIES



                                         Net
                                   Realized/
              Beginning       Net Unrealized           Net               Ending            Ending
                    Net   Invest-    Invest-       Invest-                  Net               Net
                  Asset      ment       ment          ment Capital        Asset     Total  Assets
                  Value Income(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)
--------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   12/31/04      $20.00      $.01       $.58  $.59     $--     $--   $-- $20.59      2.95% $    3
Class B (12/04)
  12/09/04 -
   12/31/04       20.00        --        .58   .58      --      --    --  20.58      2.90       3
Class C (12/04)
  12/09/04 -
   12/31/04       20.00        --        .58   .58      --      --    --  20.58      2.90       3
Class R (12/04)
  12/09/04 -
   12/31/04       20.00       .02        .57   .59      --      --    --  20.59      2.95   2,051
--------------------------------------------------------------------------------------------------

Class (Inception Date)
                          Ratios/Supplemental Data
              -----------------------------------------------------
                                         Before                After
                                      Reimbursement       Reimbursement(c)
VALUE OPPORTUNITIES               ------------------    ------------------
                           Ratio                 Ratio
                          of Net                of Net
                         Invest-               Invest-
              Ratio of      ment    Ratio of      ment
              Expenses    Income    Expenses    Income
                    to        to          to        to
               Average   Average     Average   Average   Portfolio
                   Net       Net         Net       Net    Turnover
                Assets    Assets      Assets    Assets        Rate
-------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   12/31/04       2.64%*    (.09)%*     1.49%*    1.06%*         0%
Class B (12/04)
  12/09/04 -
   12/31/04       3.39*     (.84)*      2.24*      .31*          0
Class C (12/04)
  12/09/04 -
   12/31/04       3.39*     (.84)*      2.24*      .31*          0
Class R (12/04)
  12/09/04 -
   12/31/04       2.43*      .10*       1.24*     1.29*          0
-------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.

                                See accompanying notes to financial statements.

----
25

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date March 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date March 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date March 8, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.